Exhibit 99.2

Regency Centers Corporation

December 31, 2004

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency’s total assets before depreciation are $3.6 billion.

As of December 31, 2004, the Company owned 291 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA), including tenant-owned square footage was 36.2 million square feet, located in attractive markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency’s portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson’s, draws nearly 15,000 shopper visits per week. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. PCI is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. At the end of the fourth quarter of 2004, Regency had 37 properties under development for an estimated total investment at completion of $611 million. These in-process developments are 51% funded and 80% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There are also two preferred class of shares that trade under REG PRC and REG PRD.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION TABLE OF CONTENTS

December 31, 2004

QUARTER HIGHLIGHTS	1

FINANCIAL INFORMATION:

Summary Financial Information	2

Consolidated Balance Sheet	3

Consolidated Statement of Operations (FFO format)	4

Funds From Operations and Other Information	5

Consolidated Statement of Operations (GAAP basis)	6

Basic and Diluted Per Share Calculation (EPS and FFO)	7

Summary of Outstanding Debt	8-9

Acquisitions, Dispositions and Sales	10-13

Development Summary	14-15

Investments in Real Estate Partnerships	16

Unconsolidated Real Estate Partnerships Balance Sheet	17

Unconsolidated Real Estate Partnerships Statements of Operations	18

Unconsolidated Real Estate Partnerships Statements of Operations - Pro Rata Share	19

Securities Issued Other than Common Stock	20

REAL ESTATE INFORMATION:

Summary Real Estate Information	21

Portfolio Summary Report by Region	22-33

Significant Tenant Rents	34

10 Year Lease Expiration Table	35

FORWARD-LOOKING INFORMATION:

Earnings and Valuation Guidance	36

FFO per Share Guidance Reconciliation	37

QUARTER HIGHLIGHTS

Operating Results

For the fourth quarter of 2004, same property NOI growth was 3.8%. Operating properties were 96.1% leased. During the quarter 597,258 square feet of GLA was renewed or newly leased through 235 leasing transactions. Rent growth was 13% for the quarter.

Financial Results

Funds From Operations were $61.1 million, or $0.95 per diluted share. Net income for the quarter was $45.6 million, or $0.73 per diluted share.

Development Activity

Regency began development of 12 new centers in the fourth quarter. These starts are in eight states, including three new to Regency: New Hampshire, Nevada and Indiana. For more information, please see page 14.

Disposition Activity

During the fourth quarter, Regency sold:

•	Five completed development properties at a gross sales price of $89.6 million and an average cap rate of 7.2%

•	Eight operating properties at a gross sales price of $151.9 million and a cap rate of 7.9%

For more information on these dispositions, please see page 12-13.

SUMMARY FINANCIAL INFORMATION

For the Periods Ended December 31, 2004 and 2003

Financial Results

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Net Income for common stockholders	$45,644,971	$53,289,160	$127,693,984	$126,614,365
Basic EPS	$0.73	$0.89	$2.08	$2.13
Diluted EPS	$0.73	$0.89	$2.08	$2.12
Diluted EPS per share growth rate	-18.0%		-1.9%

Funds from Operations for common stockholders	$61,085,366	$55,890,749	$200,872,985	$181,826,447
FFO per share - Basic	$0.96	$0.92	$3.24	$3.01
FFO per share - Diluted	$0.95	$0.91	$3.21	$2.97
Diluted FFO per share growth rate	4.4%		8.1%

Dividends paid per share and unit	$0.530	$0.520	$2.120	$2.080
Payout ratio of Diluted FFO per share	55.8%	57.1%	66.0%	70.0%

Interest Coverage Ratios
Interest only	3.7	3.4	3.4	3.1
Capitalized interest	$2,325,079	$3,327,768	$11,227,976	$13,105,955
Fixed Charge (debt svc + preferred dividends)	2.8	2.6	2.5	2.2

Capital Information

	Current	YTD Change	12/31/03	12/31/02
Closing common stock price per share	$55.40	$15.55	$39.85	$32.40
Shareholder Return (assumes no reinvestment of dividends)	44.3%

Common shares and Equivalents Outstanding	64,297,343	3,070,761	61,226,582	61,511,894

Market equity value of Common and Convertible shares	$3,562,073	$1,122,194	$2,439,879	$1,992,985
Non-Convertible Preferred Units and shares	$304,000	$0	$304,000	$384,000
Outstanding debt (000’s)	$1,493,090	$40,313	$1,452,777	$1,333,524

Total market capitalization (000’s)	$5,359,162	$1,162,506	$4,196,656	$3,710,509
Debt to Total Market Capitalization	27.9%	-6.8%	34.6%	35.9%

Total real estate at cost before depreciation (000’s)	$3,332,670	$166,324	$3,166,346	$3,094,071
Total assets at cost before depreciation (000’s)	$3,582,433	$198,539	$3,383,894	$3,313,524
Debt to Total Assets before Depreciation	41.7%	-1.3%	42.9%	40.2%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	62,808,979	2,901,022	59,907,957	59,557,036
Exchangeable O.P Units held by minority interests	1,488,364	169,739	1,318,625	1,504,458
Convertible Securities	0	0	0	450,400

Total Common Shares & Equivalents	64,297,343	3,070,761	61,226,582	61,511,894

CONSOLIDATED BALANCE SHEETS

For the Periods Ended December 31, 2004 and December 31, 2003 and 2002

	2004	2003	2002
Assets
Real Estate Investments at cost:
Operating properties	$2,721,861,948	2,652,175,682	2,686,844,320
Properties in development	426,215,584	369,474,460	276,085,435

	3,148,077,532	3,021,650,142	2,962,929,755
Operating properties held for sale	4,915,797	4,200,008	5,658,905
Less: accumulated depreciation	338,609,332	285,664,875	244,595,928

	2,814,383,997	2,740,185,275	2,723,992,732
Investments in real estate partnerships	179,676,785	140,496,074	125,482,151

Net real estate investments	2,994,060,782	2,880,681,349	2,849,474,883

Cash and cash equivalents	95,319,520	29,868,622	56,447,329
Notes receivable	25,646,378	70,781,914	56,630,876
Tenant receivables, net of allowance for uncollectible accounts	60,911,287	57,041,388	47,983,160
Deferred costs, less accumulated amortization	41,002,475	35,803,525	36,644,959
Acquired lease intangible assets, net	14,172,159	10,205,493	2,634,511
Other assets	12,711,027	13,846,422	19,112,148

	$3,243,823,628	3,098,228,713	3,068,927,866

Liabilities and Stockholders’ Equity
Notes payable	$1,293,089,505	1,257,776,805	1,253,524,045
Unsecured line of credit	200,000,000	195,000,000	80,000,000

Total Notes Payable	1,493,089,505	1,452,776,805	1,333,524,045

Tenants’ security and escrow deposits	10,048,790	9,358,023	8,847,603
Acquired lease intangible liabilities, net	5,161,102	6,115,066	7,069,030
Accounts payable and other liabilities	102,443,550	94,279,961	76,908,233

Total liabilities	1,610,742,947	1,562,529,855	1,426,348,911

Preferred units	101,761,596	223,525,891	375,403,652
Exchangeable operating partnership units	30,775,253	26,544,594	30,629,974
Limited partners’ interest in consolidated partnerships	1,827,202	4,650,626	14,825,256

Total minority interests	134,364,051	254,721,111	420,858,882

Stockholders’ Equity
Preferred stock	200,000,000	75,000,000	10,505,591
Common stock, $.01 par	679,704	649,561	634,804
Additional paid in capital, net of Treasury stock	1,382,897,695	1,282,947,196	1,290,109,653
Accumulated other comprehensive (loss) income	(5,290,997)	174,747	0
Distributions in excess of net income	(79,569,772)	(77,793,757)	(79,529,975)

Total Stockholders’ Equity	1,498,716,630	1,280,977,747	1,221,720,073

	$3,243,823,628	3,098,228,713	3,068,927,866

Ratios	2004	2003	2002
Debt to Real Estate Assets, at cost before depreciation	44.8%	45.9%	43.1%
Debt to Total Assets, at cost before depreciation	41.7%	42.9%	40.2%
Debt + Preferred Stock and Units to Total Assets, at cost before depreciation	50.1%	51.8%	51.9%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)	78.6%	80.8%	81.9%
Unsecured NOI to Total NOI (REG 100% owned only)	80.7%	82.0%	85.0%

CONSOLIDATED STATEMENTS OF OPERATIONS

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

For the Periods Ended December 31, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Real Estate Revenues:
Minimum rent	$76,007,228	$71,024,773	$293,297,245	$282,446,569
Percentage rent	2,560,483	3,096,934	4,090,649	4,597,079
Recoveries from tenants	19,141,391	18,555,128	76,853,051	76,084,334
Other tenant income	1,656,331	1,299,112	6,709,017	5,462,513

	99,365,433	93,975,947	380,949,962	368,590,495

Real Estate Operating Expenses:
Operating and maintenance	14,463,334	14,305,013	55,588,495	54,717,660
Real estate taxes	10,451,737	10,013,352	42,143,719	40,433,456

	24,915,071	24,318,365	97,732,214	95,151,116

Net Operating Income	74,450,362	69,657,582	283,217,748	273,439,379

Development Gains and Mgmt Fees:
Development gains	13,077,691	11,434,547	24,280,889	26,110,830
Fees and commissions	5,369,748	1,412,552	10,663,435	6,418,937
Gains on sales of outparcels	7,991,780	7,355,870	18,906,213	11,771,094
Provision for income tax (expense)	(5,501,062)	(2,181,204)	(6,795,727)	(2,181,204)

	20,938,157	18,021,765	47,054,810	42,119,657

Other Operating Expense (Income):
General and administrative excluding franchise taxes	9,945,149	7,790,753	30,281,765	24,229,199
Franchise taxes	149,866	(43,684)	670,113	121,677
Depreciation and amortization (including FF&E)	21,402,269	19,683,942	82,889,991	76,571,434
Net interest expense	21,276,855	21,126,642	81,269,291	84,227,761
(Gain) on sale of operating properties	(8,968,264)	(19,243,813)	(16,956,274)	(27,001,037)
Provision for loss on operating properties	810,000	0	810,000	1,968,520

	44,615,875	29,313,840	178,964,886	160,117,554

Minority interests (income)
Equity in income of unconsolidated partnerships	(1,969,210)	(2,809,459)	(7,746,341)	(8,719,418)
Preferred unit distributions	2,207,882	5,081,250	19,828,864	29,826,131
Exchangeable operating partnership units	1,162,590	1,202,056	2,579,250	3,044,013
Limited partners’ interest in consolidated partnerships	63,871	184,125	318,705	501,261

Net income	49,307,511	54,707,535	136,327,194	130,789,495

Preferred stock dividends	3,662,540	1,418,375	8,633,210	4,175,130

Net income for common stockholders	$45,644,971	$53,289,160	$127,693,984	$126,614,365

FUNDS FROM OPERATIONS AND OTHER INFORMATION

For the Periods Ended December 31, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Funds From Operations Reconciliation:

Net income for common stockholders	$45,644,971	$53,289,160	$127,693,984	$126,614,365
Add (Less):
Depreciation expense - consolidated properties	$18,370,306	$17,228,002	$71,750,847	$67,791,500
Depreciation expense - unconsolidated joint ventures	$2,369,324	$1,464,516	$6,615,264	$4,636,082
Less: consolidated JV partner’s share of depreciation	$(48,536)	$(68,595)	$(195,651)	$(310,347)
Amortization of leasing commissions and intangibles	$2,554,975	$2,019,424	$9,385,565	$7,051,871
(Gain) on sale of operating properties	$(8,968,264)	$(19,243,814)	$(16,956,274)	$(27,001,037)
Minority interest of exchangeable partnership units	$1,162,590	$1,202,056	$2,579,250	$3,044,013

Funds from Operations (a)	$61,085,366	$55,890,749	$200,872,985	$181,826,447

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.73	$0.89	$2.08	$2.12
Add (Less):
Depreciation expense - consolidated properties	$0.29	$0.28	$1.15	$1.11
Depreciation expense - unconsolidated joint ventures	$0.04	$0.02	$0.11	$0.08
Less: consolidated JV partner’s share of depreciation	$(0.00)	$(0.00)	$(0.00)	$(0.01)
Amortization of leasing commissions and intangibles	$0.04	$0.03	$0.15	$0.12
(Gain) on sale of operating properties	$(0.14)	$(0.31)	$(0.27)	$(0.44)
Minority interest of exchangeable partnership units	$0.00	$0.00	$0.00	$0.00

Funds from Operations (a)	$0.95	$0.91	$3.21	$2.97

Additional Disclosures:

Straight-line rental income	$1,000,381	$321,724	$4,684,055	$3,189,029
Market rent amortization income from acquired leases	$238,491	$238,491	$953,964	$953,964
Provision for loss on sale of operating properties	$810,000	$0	$810,000	$1,968,520
Preferred stock and unit issuance costs	$0	$0	$3,235,705	$3,122,239
Debt premium amortization income	$876,800	$456,201	$1,853,872	$1,587,205
Stock based compensation expense	$2,149,354	$1,450,413	$7,212,299	$5,785,845

Capital Expenditures (non-revenue enhancing only)

Leasing commissions - Non-revenue enhancing	$1,516,045	$1,965,464	$6,198,959	$7,327,796
Tenant improvements - Non-revenue enhancing	$1,562,549	$539,731	$4,588,614	$5,910,192
Building improvements - Non-revenue enhancing	$2,238,571	$2,455,283	$6,961,369	$7,610,006

(a)	Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends. In 2003, the definition of FFO was further clarified to include the original issuance costs required to be expensed associated with redeeming preferred stock or units, and writedowns in the basis of real estate whose value is considered to be permanently impaired.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

For the Periods Ended December 31, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Revenues:
Minimum rent	$75,290,552	$67,185,691	$286,080,858	$264,720,985
Percentage rent	2,560,482	3,037,344	4,083,065	4,533,758
Recoveries from tenants	20,497,582	18,621,797	80,926,852	76,249,858
Management fees and commissions	5,369,748	1,412,552	10,663,435	6,418,937

Equity in income of investments in real estate partnerships	3,305,658	5,366,450	10,193,751	11,276,409

Total revenues	107,024,022	95,623,834	391,947,961	363,199,947

Operating Expenses:
Depreciation and amortization	21,283,244	18,736,854	81,125,114	71,925,773
Operating and maintenance	14,257,261	13,415,926	53,863,242	50,745,498
General and administrative	9,945,149	7,790,753	30,281,765	24,229,199
Real estate taxes	10,251,252	9,303,409	40,402,588	37,473,990
Other operating expense	5,414,601	3,420,880	8,043,414	4,993,051

Total operating expenses	61,151,507	52,667,822	213,716,123	189,367,511

Other Expense (Income):
Interest expense, net of interest income	21,276,855	20,960,390	81,195,904	83,553,152
Gain from sale of properties	(22,808,289)	(27,117,331)	(39,387,303)	(48,717,043)
Provision for loss on operating properties	810,000	0	810,000	0

Total other expense (income)	(721,434)	(6,156,941)	42,618,601	34,836,109

Income before minority interests	46,593,949	49,112,953	135,613,237	138,996,327

Minority interest of preferred units	(2,207,882)	(5,081,250)	(19,828,864)	(29,826,131)
Minority interest of exchangeable operating partnership units	(1,010,307)	(953,889)	(2,156,313)	(2,483,983)
Minority interest of limited partners	(63,871)	(184,124)	(318,705)	(501,260)

Income from continuing operations	43,311,889	42,893,690	113,309,355	106,184,953

Discontinued Operations:
Operating Income from discontinued operations	220,144	2,321,516	4,142,365	8,615,458
Gain from sale of properties	5,775,478	9,492,329	18,875,474	15,989,084

Income from discontinued operations	5,995,622	11,813,845	23,017,839	24,604,542

Net Income	49,307,511	54,707,535	136,327,194	130,789,495

Preferred stock dividends	(3,662,540)	(1,418,375)	(8,633,210)	(4,175,130)

Net income for common stockholders	$45,644,971	$53,289,160	$127,693,984	$126,614,365

CALCULATION OF EARNINGS AND FFO PER SHARE

For the Periods Ended December 31, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Earnings Per Share

Net Income for Basic EPS	$45,644,971	$53,289,160	$127,693,984	$126,614,365
Increases to Diluted EPS as a result of Dilutive CSE’s Minority interest of exchangeable operating partnership units	1,162,590	1,202,056	2,579,250	3,044,013

Net Income for Diluted EPS	$46,807,561	$54,491,216	$130,273,234	$129,658,378

Net Income from discontinued operations for Basic EPS	5,995,622	11,813,845	23,017,839	24,604,542
Minority interest of exchangeable operating partnership units	152,283	248,167	422,937	560,030

Net Income from discontinued operations for Diluted EPS	$6,147,905	$12,062,012	$23,440,776	$25,164,572

Earnings Per Share:
Basic NI for CS before Disc. Ops.	$0.63	$0.69	$1.71	$1.72
Diluted NI for CS before Disc. Ops.	$0.63	$0.69	$1.71	$1.71

Basic Discontinued Operations	$0.10	$0.20	$0.37	$0.41
Diluted Discontinued Operations	$0.10	$0.20	$0.37	$0.41

Basic NI for common stockholders	$0.73	$0.89	$2.08	$2.13
Diluted NI for common stockholders	$0.73	$0.89	$2.08	$2.12

Funds From Operations Per Share

Funds from Operations for Basic FFO per share	$59,922,776	$54,688,693	$198,293,735	$178,782,434

Increases to Diluted FFO as a result of Dilutive CSE’s Minority interest of exchangeable operating partnership units	1,162,590	1,202,056	2,579,250	3,044,013

Funds from Operations for Diluted FFO per share	$61,085,366	$55,890,749	$200,872,985	$181,826,447

FFO Per Share:
Basic	$0.96	$0.92	$3.24	$3.01
Diluted	$0.95	$0.91	$3.21	$2.97

Weighted Average Shares Outstanding

Weighted Average Shares for Basic Net Income and FFO Per Share	62,718,777	59,733,074	61,263,974	59,410,511

Dilutive Common Stock Equivalents for EPS:

O.P. Unit equivalents after conversion to common	1,418,849	1,351,616	1,153,108	1,435,862
Compensation based stock options (Treasury Method)	202,901	395,936	216,880	395,485

Weighted Average Shares for Diluted EPS	64,340,527	61,480,626	62,633,962	61,241,858

Dilutive Common Stock Equivalents for FFO:
None	0	0	0	0

Weighted Average Shares for Diluted Funds from Operations Per Share	64,340,527	61,480,626	62,633,962	61,241,858

SUMMARY OF OUTSTANDING DEBT

Total Debt Outstanding	12/31/04	12/31/03
Mortgage loans payable:
Fixed rate secured loans	$275,726,285	217,001,451
Variable rate secured loans	68,417,533	41,628,717
Unsecured debt offering fixed rate	948,945,687	999,146,637
Unsecured line of credit variable rate	200,000,000	195,000,000

Total	$1,493,089,505	1,452,776,805

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
2005	$4,041,951	—	176,174,837	180,216,788
2006	3,775,283	—	21,082,575	24,857,858
2007	3,542,464	200,000,000	62,254,789	265,797,253
2008	3,387,993	—	19,617,590	23,005,583
2009	3,457,972	—	53,088,658	56,546,630
2010	3,919,361	—	177,153,298	181,072,659
2011	3,955,842	—	251,039,797	254,995,639
2012	4,104,638	—	255,448,440	259,553,078
2013	3,384,796	—	16,679,045	20,063,841
2014	1,469,664	—	204,097,609	205,567,273
>10 years	960,412	—	16,919,447	17,879,859
Net unamortized debt premiums	—	—	3,533,043	3,533,043

	$36,000,377	200,000,000	1,257,089,128	1,493,089,505

Percentage of Total Debt:	12/31/04	12/31/03
Fixed	82.02%	83.71%
Variable	17.98%	16.29%
Current Average Interest Rate:
Fixed	6.71%	7.54%
Variable	2.36%	2.01%
Effective Interest Rate*	5.93%	6.64%

*	rate as of period end and excluding the impact of amortization of deferred loan costs and debt premiums

SUMMARY OF OUTSTANDING DEBT

Consolidated debt by maturity date

Lender	Secured Property	Rate	Maturity	12/31/04	12/31/03
Fixed Rate Loans:
Debt Offering	Unsecured	7.400%	04/01/04	—	199,990,900
Community Dev. Comm. City of Vista	Vista Village	7.100%	07/01/04	—	2,000,000
Principal Mutual Life Insurance Co.	Cochran’s Crossing	8.410%	12/01/04	—	5,720,439
Ellen Kelly Woolaver	Hillsboro Pike	7.100%	01/15/05	201,600	403,200
Nationwide Life Insurance Co.	Friar’s Mission	9.500%	06/10/05	14,741,210	15,143,849
IDS Certificate Co.	St. Ann Square	9.500%	07/01/05	—	4,339,211
Debt Offering	Unsecured	7.125%	07/15/05	99,982,717	99,948,145
Woodmen of the World Life Ins. Society	Market at Round Rock	8.625%	09/01/05	6,507,155	6,693,790
Teachers Ins & Annuity of America	Westchester Plaza	8.010%	09/05/05	5,051,665	5,205,745
Teachers Ins & Annuity of America	East Pointe Crossing	8.010%	09/05/05	4,315,724	4,446,115
Allstate Insurance Company of America	Memorial Bend	7.920%	10/01/05	6,517,127	6,883,068
DLJ Commercial Mortgage	Northlake Village	8.780%	11/01/05	6,378,306	6,519,127
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/01/06	12,068,627	12,307,949
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,842,186	5,001,575
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,711,972	4,855,598
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,677,599	4,788,416
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,498,257	10,746,828
Principal Mutual Life Insurance Co.	Lakeshore	7.240%	12/10/07	3,285,361	3,373,320
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,458,275	3,550,863
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,273,869	5,415,066
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,569,002	10,708,498
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	10,104,975	10,272,838
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,883,469	4,041,679
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,315,025	10,411,756
Debt Offering	Unsecured	8.450%	09/01/10	149,846,176	149,819,020
Principal Mutual Life Insurance Co.	Cumming 400	7.970%	12/15/10	—	6,004,419
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,899,708	—
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,681,685	2,729,281
Debt Offering	Unsecured	7.950%	01/15/11	219,817,820	219,788,564
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,351,636	12,482,633
Debt Offering	Unsecured	7.250%	12/12/11	19,912,512	19,900,008
Debt Offering	Unsecured	6.750%	01/15/12	249,737,500	249,700,000
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,260,623	6,316,571
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	22,615,293	—
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,981,845	7,375,101
Debt Offering	Unsecured	4.950%	04/15/14	149,648,962	—
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,894,103	—
Wachovia Bank	Gilroy Crossing	5.010%	10/11/14	49,000,000	—
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	9,000,000	7,380,510
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,667,891	2,837,744
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,085,875	1,146,306
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,806,140	5,063,698
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,547,039	11,797,330
JP Morgan Chase Bank	Cherry Street	5.650%	08/01/23	—	5,650,012
Net unamortized premiums on assumed debt of acquired properties				3,533,043	5,388,916

Total Fixed Rate Debt				1,224,671,972	1,216,148,088

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/05	7,479,333	8,190,517
Wells Fargo Bank	$25 Million (Various properties)	LIBOR + 1.25%	07/17/05	25,000,000	25,000,000
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	200,000,000	195,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	—
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	—
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	—
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				268,417,533	236,628,717

Total				$1,493,089,505	1,452,776,805

2004 SHOPPING CENTER ACQUISITIONS

Regency’s 100% Owned Only

Date	Property	City/State	Total GLA	Company Owned GLA	Regency Cost	Yield	Anchor Tenant
Apr-04	Braemar Shopping Center	Prince William County, VA	96,431	96,431	$22,941,500	8.04%	Safeway
Jun-04	Belleview Square	Denver, CO	117,085	117,085	$17,905,000	7.46%	King Soopers
Oct-04	Gateway Shopping Center	Wayne, PA	219,697	219,697	$58,500,000	7.62%	Trader Joes, Staples, TJX

			433,213	433,213	$99,346,500	7.69%

JOINT VENTURE 2004 SHOPPING CENTER ACQUISITIONS

Date	Property Name	Acquired from	City/State	Total GLA	Venture Owned GLA	Cost	Yield	Anchor Tenant
Columbia Regency Acquisitions (REG has a 20% interest)

Aug-04	Stearns Crossing	3rd Party	Bartlett, IL	96,613	96,613	$15,134,743	8.32%	Dominick’s
Aug-04	Deer Grove Centre	3rd Party	Palantine, IL	351,556	234,556	$29,085,759	8.32%	Dominick’s
Aug-04	Shorewood Crossing	3rd Party	Shorewood, IL	87,705	87,705	$13,826,851	8.32%	Dominick’s
Aug-04	Fox Lake Crossing	3rd Party	Fox Lake, IL	99,072	99,072	$18,608,422	8.32%	Dominick’s
Aug-04	Baker Hill Center	3rd Party	Glen Ellyn, IL	135,285	135,285	$22,622,696	8.32%	Dominick’s
Aug-04	Geneva Crossing	3rd Party	Carol Stream, IL	123,182	123,281	$19,880,010	8.32%	Dominick’s
Dec-04	Plantation Plaza	3rd Party	Jacksonville, FL	65,156	65,156	$13,375,000	7.32%	Publix

Columbia Cameron Village Acquisitions (REG has a 30% interest)

Oct-04	Cameron Village	3rd Party	Raleigh, NC	629,994	629,994	$118,250,000	6.70%	Harris Teeter, Fresh Mkt

REGCAL Acquisitions (REG has a 25% interest)

Dec-04	King Farm Village Center	3rd Party	Rockville, MD	120,588	118,588	$45,223,623	6.55%	Safeway
Dec-04	Fuquay Crossing	3rd Party	Raleigh, NC	124,774	124,769	$15,128,968	7.30%	Kroger
Dec-04	Braemar Shopping Center (1)	REG	Prince William County, VA	96,439	96,439	$28,626,729	7.00%	Safeway
Dec-04	Corral Hollow (1)	REG	Tracy, CA	167,184	167,184	$35,479,200	6.75%	Safeway

Regency Macquarie Countrywide Acquisitions (REG has a 25% interest)

Jun-04	Cherry Park Market (1)	REG	Troutdale, OR	113,518	113,518	$17,272,073	8.25%	Safeway
Jul-04	Somerset Crossing (1)	REG	Washington, D.C.	104,128	104,128	$26,165,172	7.25%	Shoppers Food Whse
Oct-04	Bethesda Walk	3rd Party	Atlanta, GA	68,271	68,271	$11,148,338	7.40%	Publix
Oct-04	Braelinn Village	3rd Party	Atlanta, GA	226,522	226,522	$23,454,595	7.40%	Kroger
Oct-04	Brookwood Village	3rd Party	Atlanta, GA	28,774	28,774	$9,029,443	7.40%
Oct-04	Buckhead Crossing	3rd Party	Atlanta, GA	221,874	221,874	$45,045,490	7.40%	Ross, Marshalls, Michaels
Oct-04	Cobb Center	3rd Party	Atlanta, GA	69,548	69,548	$7,847,572	7.40%	Publix
Oct-04	Coweta Crossing	3rd Party	Coweta, GA	68,489	68,489	$8,283,364	7.40%	Publix
Oct-04	Fairview Market	3rd Party	Spartanburg, SC	53,888	53,888	$7,040,113	7.40%	Publix
Oct-04	Greystone Village	3rd Party	Raleigh, NC	85,665	85,665	$11,437,637	7.40%	Food Lion
Oct-04	Holcomb 400	3rd Party	Atlanta, GA	103,616	103,616	$12,500,079	7.40%	LA Fitness
Oct-04	Howell Mill Village	3rd Party	Atlanta, GA	97,990	97,990	$17,046,300	7.40%	SaveRite
Oct-04	Lindbergh Crossing	3rd Party	Atlanta, GA	27,059	27,059	$7,439,800	7.40%
Oct-04	Market Place	3rd Party	Knoxville, TN	64,000	64,000	$4,045,081	7.40%	Kroger
Oct-04	North Pointe	3rd Party	Columbia, SC	64,257	64,257	$7,399,875	7.40%	Publix
Oct-04	Northlake Promenade	3rd Party	Atlanta, GA	25,394	25,394	$4,749,543	7.40%
Oct-04	Peachtree Parkway Plaza	3rd Party	Atlanta, GA	95,509	95,509	$12,734,795	7.40%	SaveRite
Oct-04	Poplar Springs	3rd Party	Greenville, SC	64,038	64,038	$8,503,149	7.40%	Publix
Oct-04	Powers Ferry	3rd Party	Atlanta, GA	45,528	45,528	$4,294,929	7.40%	Kroger
Oct-04	Publix Plaza	3rd Party	Atlanta, GA	60,425	60,425	$6,194,376	7.40%	Publix
Oct-04	Rose Creek	3rd Party	Atlanta, GA	69,790	69,790	$9,517,570	7.40%	Publix
Oct-04	Roswell Crossing	3rd Party	Atlanta, GA	201,979	201,979	$28,854,632	7.40%	Office Max, Party City
Oct-04	Woodstock Crossing	3rd Party	Atlanta, GA	66,122	66,122	$7,407,282	7.40%	Kroger
Nov-04	Thomas Crossroads	3rd Party	Atlanta, GA	84,928	84,928	$12,826,724	7.40%	Kroger
Nov-04	Trowbridge Crossing	3rd Party	Atlanta, GA	62,558	62,558	$7,735,662	7.40%	Publix
Dec-04	Centerplace of Greeley (1)	REG	Greeley, CO	148,575	148,575	$26,239,320	7.50%	Safeway

				4,419,993	4,301,087	$719,454,915	7.35%

(1)	property acquired from Regency Centers

2004 SHOPPING CENTER SALES

Non-Development

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Yield	Anchor Tenant
Sales of Properties 100% owned by Regency
Jan-04	The Marketplace at Alexander City	Alexander City, AL	162,723	$6,740,000	$6,740,000	12.49%	Wal-Mart (dark) /Winn Dixie
Feb-04	St. Ann Square	St. Ann, MO	82,408	$4,900,000	$4,900,000	11.49%	Kroger (dark)
Feb-04	Creekside Plaza Phase II	Arlington, TX	15,400	$3,211,725	$3,211,725	8.19%	Kroger-Phase I
Mar-04	Southpark	Tyler, TX	146,940	$12,100,000	$12,100,000	9.76%	Albertson’s
Jun-04	Cherry Park Market (1)	Troutdale, OR	113,518	$17,272,073	$12,954,055	8.25%	Safeway
Aug-04	University Marketplace	Pembroke Pines, FL	129,121	$14,375,000	$14,375,000	7.40%	Albertson’s
Oct-04	Northview Plaza	Dallas, TX	116,015	$11,000,000	$11,000,000	8.52%	Kroger
Nov-04	Mills Point	Dallas, TX	126,186	$15,316,402	$15,316,402	8.46%	Tom Thumb
Nov-04	Arapaho Village	Dallas, TX	103,033	$10,176,098	$10,176,098	8.46%	Tom Thumb
Dec-04	Braemar Shopping Center (1)	Prince William County, VA	96,439	$28,626,729	$21,470,047	7.00%	Safeway

			1,091,783	$123,718,027	$112,243,327	8.53%

Sales of Properties owned in Joint Ventures
Mar-04	Creekside Plaza Phase I (OTR)	Arlington, TX	85,616	$10,813,275	$6,371,505	8.19%	Kroger
Mar-04	Village Center (OTR)	Southlake, TX	118,092	$17,475,000	$10,623,171	8.39%	Kroger
Oct-04	Roswell Village (Columbia)	Atlanta, GA	145,334	$15,500,000	$3,100,000	8.51%	Publix
Nov-04	Holcomb 400 (MCW)	Atlanta, GA	103,616	$12,800,000	$3,200,000	8.16%	LA Fitness
Dec-04	Addison (Columbia)	Dallas, TX	183,983	$20,500,000	$4,100,000	8.66%	Kroger
Dec-04	MacArthur Park (Columbia)	Dallas, TX	198,443	$38,025,000	$7,605,000	7.11%	Kroger

			835,084	$115,113,275	$34,999,676	8.10%

	Total Dispositions		1,926,867	$238,831,302	$147,243,003	8.43%

(1)	sold to a joint venture in which Regency retained an ownership interest
OTR	- Regency owned 30% (assets have now been fully liquidated)
Columbia	- Regency owns 20%
MCW	- Regency owns 25%

2004 DEVELOPMENT SALES

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Yield	Anchor Tenant
Sales to Joint Venture
Jul-04	Somerset Crossing (MCW)	Washington, D.C.	104,128	$26,165,172	$19,623,879	7.25%	Shoppers Food
Dec-04	Centerplace of Greeley (MCW)	Greeley, CO	148,575	$26,239,320	$19,679,490	7.50%	Safeway
Dec-04	Corral Hollow (CALSTRS)	Tracy, CA	167,184	$35,479,200	$26,609,400	6.75%	Safeway

Sales to Third Parties
May-04	Cherry Street Center	Toledo, OH	54,660	$7,000,000	$7,000,000	10.30%	Farmer Jack
May-04	Shoppes of Ft. Wright	Ft. Wright, KY	18,856	$4,350,000	$4,350,000	7.00%	None
May-04	Matlock Center	Mansfield, TX	40,068	$7,300,000	$7,300,000	8.25%	Wal-Mart
Jun-04	Stonebridge Center	Mesa, AZ	30,236	$4,700,000	$4,700,000	7.00%	Safeway
Jul-04	The Provinces	Phoenix, AZ	34,296	$8,100,000	$8,100,000	7.60%	Safeway
Aug-04	Centerplace of Greeley Phase II	Greeley, CO	98,124	$11,900,000	$11,900,000	7.45%	Kohl’s
Aug-04	Hermosa Sav-On (a)	Hermosa Beach, CA	13,212	$6,043,553	$4,802,327	10.01%	Sav-On
Oct-04	West End	Nashville, TN	10,000	$1,900,000	$1,900,000	8.25%	Walgreens
Oct-04	Echelon Village Plaza	Voorhees, NJ	88,993	$16,000,000	$16,000,000	7.67%	Genuardi’s
Dec-04	Phenix Crossing	Phenix City, AL	56,563	$9,952,642	$9,952,642	7.15%	Publix

	Third Party Sales		445,008	$77,246,195	$76,004,969	7.94%
	Joint Venture Sales		419,887	$87,883,692	$65,912,769	7.12%

			864,895	$165,129,887	$141,917,738	7.56%

MCW - Regency owns 25%

CALSTRS - Regency owns 25%

(a)	cap rate adjusted to reflect 15% profit margin limitation

IN-PROCESS DEVELOPMENTS

December 31, 2004

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Development Costs	Est. Gross Costs	Est. Gross Costs to Complete (1)	Est.NOI Yield on Net Dev. Costs (2)	Company GLA	Company- owned % Leased	Gross GLA	% Leased
4S Commons Town Center	CA	San Diego	Ralph’s	1/1/06	62,154,847	62,829,847	62,042,796	9.90%	265,239	50%	265,239	50%
4S Fitness Center	CA	San Diego	LA Fitness	1/1/06	7,762,646	7,762,646	7,516,671	11.00%	38,000	100%	38,000	100%
Alameda Bridgeside Shop Center	CA	Oakland	Nob Hill	02/01/06	25,282,230	27,706,479	18,710,234	9.75%	104,983	59%	105,483	59%
Bear Creek	CA	Riverside-San Bernardino	Stater Bros.	01/01/05	17,075,589	18,663,429	3,973,101	9.61%	80,318	96%	85,395	96%
Clayton Valley Shopping Center	CA	Oakland	Safeway	05/01/05	34,663,441	34,663,441	6,269,121	8.35%	236,683	83%	236,683	83%
Clovis	CA	Fresno	Target	10/01/05	35,499,310	40,660,990	39,728,549	9.63%	183,286	0%	328,939	44%
Falcon Ridge	CA	Riverside-San Bernardino	Stater Bros.	04/01/05	31,257,985	45,666,137	18,928,549	12.01%	232,610	93%	369,799	96%
French Valley	CA	Riverside-San Bernardino	Stater Bros.	11/01/05	20,736,150	23,036,154	16,447,398	10.35%	103,161	62%	103,161	62%
Hasley Canyon Village	CA	Los Angeles	Ralph’s	01/01/05	14,093,499	14,425,482	5,407,302	10.69%	69,800	100%	69,800	100%
Santa Barbara (Phase II)	CA	None	Whole Foods	04/01/07	34,400,369	34,443,561	16,914,059	8.71%	69,457	58%	69,457	58%
Victoria Gateway Center	CA	Riverside-San Bernardino	Circuit City	11/01/04	15,113,961	18,972,104	5,333,060	11.61%	94,998	98%	106,043	98%
Vista Village Phase I I	CA	San Diego	Staples	01/01/04	14,320,133	15,111,964	6,070,574	9.11%	55,000	100%	86,388	100%
New Windsor	CO	Greeley	King Soopers	11/01/03	4,410,397	11,264,523	110,470	13.68%	95,877	89%	95,877	89%
John’s Creek Center	FL	Jacksonville	Publix	12/01/04	14,611,383	17,292,711	4,076,722	11.53%	105,414	76%	105,414	76%
I-65 - County Line Road	IN	Indianapolis	Gander Mountain / Walmart NAP	10/01/05	10,564,851	19,977,782	19,311,089	10.57%	90,340	69%	90,340	69%
Independence Square	MI	Detroit	Kroger	06/01/04	10,594,649	13,997,120	231,556	9.97%	89,083	92%	89,083	92%
Amherst	NH	Boston	Petsmart	10/01/05	10,481,693	10,481,693	10,365,010	9.77%	47,720	31%	47,720	31%
Merrimack	NH	None	Shaws	06/01/06	12,455,838	12,466,838	5,909,128	10.03%	90,768	60%	90,768	60%
Anthem Highland	NV	Las Vegas	Albertson’s	11/01/06	21,463,170	23,946,308	15,588,124	8.74%	118,495	46%	124,495	48%
Regency Commons	OH	Cincinnati	N/A	N/A	6,933,361	6,976,261	2,358,661	10.73%	30,654	32%	30,654	32%
Pelham Commons	SC	Greenville	Publix	06/25/03	9,163,915	10,034,292	334,184	9.93%	76,541	83%	76,541	83%
Harding Place Mall	TN	Nashville	Wal-Mart	NA	13,650,700	13,650,700	3,822,725	11.05%	198,800	90%	198,800	90%
Atascocita Center w/Texaco	TX	Houston	Kroger	11/01/03	9,837,731	16,195,178	7,487,814	11.24%	94,180	80%	94,180	80%
Kleinwood Center	TX	Houston	HEB	10/01/03	22,882,787	26,961,236	1,115,432	10.71%	152,886	85%	152,886	85%
Main Street Center	TX	Dallas	Albertson’s	09/01/03	6,327,185	11,036,419	487,851	11.76%	42,922	70%	105,244	88%
Rockwall	TX	Dallas	Tom Thumb	02/01/04	9,914,951	14,125,212	7,512,925	10.63%	65,644	0%	122,661	46%
Signature Plaza	TX	Dallas	Kroger	05/01/05	2,822,532	8,047,803	1,156,581	20.43%	28,874	83%	102,644	95%
Spring West	TX	Houston	HEB	07/01/05	17,251,522	21,587,470	10,263,620	10.29%	144,060	78%	144,060	78%
Fortuna	VA	Washington DC	Shoppers Food Warehouse	07/01/05	14,344,251	22,981,149	11,973,059	10.33%	108,582	70%	232,317	86%
Hollymead	VA	Charlottesville	Harris Teeter	08/01/05	28,895,439	40,253,899	21,289,072	10.18%	163,225	49%	305,725	73%
Signal Hill	VA	Washington DC	Shoppers Food Warehouse	09/01/04	17,422,884	17,721,676	2,135,617	11.46%	109,200	93%	109,200	93%
Orchards - Former Albertson’s	WA	Portland	Jo-Ann Fabric	06/01/05	5,515,559	5,515,559	2,761,967	10.29%	51,957	100%	51,957	100%
Padden Parkway (Phase I & II)	WA	Portland	Albertson’s	05/01/03	11,361,348	14,009,779	458,466	10.41%	83,569	80%	88,569	81%

Total Consolidated					573,266,306	682,465,842	336,091,488	10.21%	3,522,326	70%	4,323,522	76%

Valleydale Village Shopping Center	AL	Birmingham	Publix	06/25/03	12,745,431	14,959,591	840,181	9.40%	118,466	67%	118,466	67%
Plantation Plaza PH II	FL	Jacksonville	N/A	N/A	3,688,081	3,688,081	1,830,795	9.56%	17,000	0%	17,000	0%
Deer Grove Phase II	IL	Chicago	Staples	08/01/05	3,896,485	4,137,485	2,598,232	9.09%	25,107	81%	25,107	81%
Indian Springs	TX	Houston	HEB	03/19/04	17,849,442	23,451,737	869,580	13.17%	135,757	92%	135,757	92%

Total Unconsolidated					38,179,439	46,236,894	6,138,788	11.14%	296,330	76%	296,330	76%

Total					611,445,745	728,702,736	342,230,276	10.27%	3,818,656	71%	4,619,852	76%

Notes:

(1)	Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.7%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE

December 31, 2004

In-Process Developments Projected Funding (1)

($ Thousands)

	Q1 2005E	Q2 2005E	Q3 2005E	Q4 2005E	2006+
Properties in development	$85,000 - $90,000	$70,000 - $75,000	$60,000 - $65,000	$40,000 - $45,000	$65,000 - $70,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

Estimated Property Stabilization

($ Thousands)

	Q1 2005E	Q2 2005E	Q3 2005E	Q4 2005E	2006+
Properties in development (2)

Gross Dev. Costs:	$65,000 - $75,000	$140,000 - $150,000	$45,000 - $55,000	$65,000 - $75,000	$385,000 - $395,000

Net Dev. Costs:	$60,000 - $70,000	$100,000 - $110,000	$40,000 - $50,000	$50,000 - $60,000	$340,000 - $350,000

(2)	40% - 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

INVESTMENTS IN REAL ESTATE PARTNERSHIPS

December 31, 2004

							Regency
Legal Entity and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 12/31/04	Equity Pick-up
QueensboroughAssociates,L.P. (JV-O)	Queensborough	1	82,333	$6,934,540	$—	—	50.00%	$—	$3,349,391	$283,046
OTR/Regency Texas Realty Holdings, L.P. (JV-OTR)	Village Center & Creekside *	—	—	191,813	—	—	30.00%	—	—	886,578
Tinwood LLC (JV-O)	Regency Village	1	83,170	19,523,022	—	—	50.00%	—	9,920,592	261,808
Cameron Village LLC (JV-CCV)	Cameron Village	1	629,994	121,443,918	47,300,000	—	30.00%	14,190,000	21,612,404	7,820
Columbia Regency Retail Partners, LLC (JV-C)	Various	16	2,394,212	359,953,230	146,304,969	Various	20.00%	29,260,994	41,380,188	4,102,552
Columbia Regency Partners II (JV-C2)	Plantation Plaza	1	82,156	15,479,285	—	—	20.00%	—	3,107,227	534
Macquarie CountryWide-Regency, LLC (JV-M, JV-MD)	Various	51	5,156,408	734,552,895	384,152,037	Various	25.00%	96,038,009	73,134,137	3,532,291
RegCal LLC (JV-RC)	Various	4	508,985	126,400,601	60,987,000	Various	25.00%	15,246,750	13,231,670	17,652
Jog Road, LLC (JV-O)	Shops of San Marco	1	91,537	16,875,764	11,000,000	Wachovia	50.00%	5,500,000	2,354,051	238,827
Regency Woodlands/Kuykendahl Retail, Ltd. (JV-O)	Indian Springs Center	1	135,757	25,961,874	15,773,307	Wells Fargo	50.00%	7,886,654	5,565,217	588,569
Valleydale, LLC (JV-O)	Valleydale Village	1	118,466	12,190,809	—	—	50.00%	—	6,021,907	(96)
Hermosa Venture 2002, LLC (JV-O)	Hermosa Beach	—	—	109,526	—	—	27.00%	—	—	274,170

		78	9,283,018	$1,439,617,277	$665,517,313			$168,122,407	$179,676,785	$10,193,751

*	Properties were sold in March 2004

Weighted Average Interest Rate on Regency’s Pro Rata Share of Unconsolidated Real Estate Partnerships Debt

Fixed:	5.56%
Variable:	3.33%
Total:	5.27%

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-O:	Other, single property joint venture

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheets

December 31, 2004 and 2003

( in thousands)

	2004	2003
Assets
Real estate, at cost
Land	$641,281	291,665
Buildings and improvements	708,849	432,157

	1,350,130	723,822
Less: accumulated depreciation	37,426	23,076

	1,312,704	700,746
Properties in development	13,146	26,784

Net real estate investments	1,325,850	727,530

Cash and cash equivalents	12,627	19,716
Tenant receivables, net of allowance for uncollectible accounts	21,585	13,806
Deferred costs, less accumulated amortization	5,251	4,821
Acquired lease intangible assets, net	74,261	45,252
Other assets	43	1,065

	$1,439,617	812,190

Liabilities and Equity
Liabilities:
Notes payable	$665,517	322,238
Accounts payable and other liabilities	21,230	12,012
Tenants’ security and escrow deposits	3,241	2,090

Total liabilities	689,988	336,340

Equity:
Equity - Regency Centers	194,971	150,016
Equity - Third parties	554,658	325,834

Total equity	749,629	475,850

	$1,439,617	812,190

DEBT: (in thousands)

	Average Interest Rate	Average Maturity	2004	2003
Fixed	6.25%	12/07/11	$594,340	228,077
Variable	LIBOR + 1.24%	03/22/05	$71,177	94,161

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations

December 31, 2004 and 2003

( in thousands)

	Three months ended		Year to date
	2004	2003	2004	2003
Revenues:
Property revenues	$38,465	23,900	110,939	76,157

Operating expenses:
Operating and maintenance	5,531	3,367	16,513	11,114
Real estate taxes	5,444	2,771	13,448	8,931

Total operating expenses	10,975	6,138	29,961	20,045

Net operating income	27,490	17,762	80,978	56,112

Other expense (income):
General and administrative	1,202	758	3,628	2,542
Depreciation and amortization expense	9,922	5,463	28,538	17,031
Interest expense, net	7,803	3,339	20,000	10,697
(Gain) on sale of real estate	(10,310)	(13,107)	(18,977)	(13,759)

Total other expense (income)	8,617	(3,547)	33,189	16,511

Net income	$18,873	21,309	47,789	39,601

Regency’s Pro Rata Share of:
Net Operating Income	$6,821	5,167	20,000	15,430

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations - Regency’s Pro Rata Share

December 31, 2004

( in thousands)

	Three months ended	Year to date
Revenues:
Property revenues	$9,474	27,284

Operating expenses:
Operating and maintenance	1,399	4,088
Real estate taxes	1,254	3,196

Total operating expenses	2,653	7,284

Net operating income	6,821	20,000

Other expense (income):
General and administrative	279	826
Depreciation and amortization expense	2,369	6,615
Interest expense, net	1,927	4,918
(Gain) on sale of real estate	(1,060)	(2,553)

Total other expense (income)	3,515	9,806

Net income	$3,306	10,194

SECURITIES ISSUED OTHER THAN COMMON STOCK

Preferred Stock:	SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK
-Regency Centers Corporation

	• Issuance Date	April 3, 2003
	• Original Amount Issued	$75 Million
	• Conversion	Nonconvertible
	• Dividend	7.45% annual dividend
	• Redeemable	On or after April 3, 2008

SERIES 4 CUMULATIVE REDEEMABLE PREFERRED STOCK
-Regency Centers Corporation

	• Issuance Date	August 31, 2004
	• Original Amount Issued	$125 Million
	• Conversion	Nonconvertible
	• Dividend	7.25% annual dividend
	• Redeemable	On or after August 31, 2009

Preferred Units:	PERPETUAL PREFERRED UNITS
-Regency Centers, L.P.

	• Original Amount Issued	$104 Million
	• Conversion	1:1 to Perpetual Preferred Stock
	• Dividend	8.13% Yield
	• Redeemable	5/2005, 9/2005, 9/2009

Common Units:	EXCHANGEABLE OPERATING PARTNERSHIP UNITS
-Regency Centers, L.P.

	• Issuance Date	Variable
	• Units Outstanding	1,488,364 Units
	• Conversion	Convertible into Common Stock 1:1
	• Dividend	Equal to current Common Dividend

SUMMARY RETAIL PROPERTY INFORMATION

Retail Real Estate Portfolio	12/31/04	12/31/03	12/31/02	12/31/01
(including JV’s at 100%)

Company owned GLA	33,815,970	30,347,744	29,482,626	29,089,493
GLA under Development	3,818,656	3,984,509	3,126,483	3,865,745
Company owned GLA Growth	11.4%	2.9%	1.4%	3.9%
Total GLA including anchor owned stores	36,165,628	32,456,685	31,400,423	31,050,725

Total Retail Shopping Center Properties	291	265	262	272
Properties in Development included above	34	36	34	41
Total Grocery anchored shopping centers	245	228	225	225

% leased - All Properties	92.7%	92.2%	91.5%	92.7%
% leased - Excluding Development	96.1%	95.4%	94.8%	94.9%

Total Net Operating Income	$283,217,748	$273,439,380	$282,136,389	$264,640,770
Base rent growth	10.1%	9.5%	10.8%	10.5%
Same Property NOI Growth	2.75%	2.7%	3.0%	3.2%

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Mid - Atlantic Region
Pike Creek		DE	Wilmington	Mid-Atlantic	1981	1998	229,510	229,510	99.52%	99.9%	49,069	Acme Markets
White Oak - Dover DE		DE	Dover	Mid-Atlantic	2000	2000	10,908	10,908	100.00%	100.0%	—	—

		DE					240,418	240,418	99.5%	99.9%	49,069	1

Clinton Park	JV-C	MD	Washington DC	Mid-Atlantic	2003	2003	188,243	206,050	90.17%	90.4%	43,000	Giant
King Farm Village Center	JV-RC	MD	Washington DC	Mid-Atlantic	2001	2004	—	120,588	NA	100.0%	53,754	Safeway

		MD					188,243	326,638	90.2%	93.9%	96,754	2

Amherst Street Village Center		NH	Boston	Mid-Atlantic	2004	2004	—	47,720	NA	31.1%	—	—
Merrimack Shopping Center		NH	Boston	Mid-Atlantic	2004	2004	—	90,768	NA	60.0%	54,468	Shaw’s

		NH					—	138,488	NA	50.0%	54,468	1

Echelon Village Plaza		NJ	Philadelphia	Mid-Atlantic	2000	2000	88,993	—	89.44%	0.0%	—	—

		NJ					88,993	—	89.4%	NA	—	0

Gateway Shopping Center		PA	Philadelphia	Mid-Atlantic	1960	2004	—	219,697	NA	100.0%	10,610	Trader Joe’s
Hershey		PA	None	Mid-Atlantic	2000	2000	6,000	6,000	100.00%	100.0%	—	—

		PA					6,000	225,697	100.0%	100.0%	10,610	1

Ashburn Farm Market Center		VA	Washington DC	Mid-Atlantic	2000	2000	91,905	91,905	100.00%	100.0%	48,999	Giant
Braemar Shopping Center	JV-RC	VA	Washington DC	Mid-Atlantic	2004	2004	—	96,439	NA	96.8%	57,860	Safeway
Brookville Plaza	JV-M	VA	Lynchburg	Mid-Atlantic	1991	1998	63,665	63,665	98.12%	98.1%	52,864	Kroger
Cheshire Station		VA	Washington DC	Mid-Atlantic	2000	2000	97,156	97,156	100.00%	100.0%	55,163	Safeway
Fortuna		VA	Washington DC	Mid-Atlantic	2004	2004	—	108,582	NA	70.4%	66,870	Shoppers Food Warehouse
Hollymead Town Center		VA	Charlottesville	Mid-Atlantic	2004	2003	155,207	163,225	39.05%	48.8%	60,607	Harris Teeter
Signal Hill		VA	Washington DC	Mid-Atlantic	2004	2003	108,481	109,200	66.48%	93.0%	67,470	Shoppers Food Warehouse
Somerset Crossing	JV-M	VA	Washington DC	Mid-Atlantic	2002	2002	104,553	104,128	100.00%	100.0%	67,045	Shoppers Food Warehouse
Statler Square Phase I		VA	None	Mid-Atlantic	1996	1998	133,660	133,660	97.91%	97.9%	65,003	Kroger
Tall Oaks Village Center		VA	Washington DC	Mid-Atlantic	1998	2002	69,331	71,953	100.00%	100.0%	38,763	Giant
The Market at Opitz Crossing		VA	Washington DC	Mid-Atlantic	2003	2003	149,810	149,810	99.29%	100.0%	51,922	Safeway
Village Center at Dulles	JV-C	VA	Washington DC	Mid-Atlantic	1991	2002	298,601	298,601	99.18%	99.3%	48,424	Shoppers Food Warehouse

		VA					1,272,369	1,488,324	89.1%	91.1%	680,990	12

Regional Totals				Mid-Atlantic			1,796,023	2,419,565	90.7%	90.8%	891,891	17

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Midwest Region
Baker Hill Center	JV-C	IL	Chicago	Midwest	1998	2004	—	135,285	NA	99.1%	72,397	Dominicks
Deer Grove Center	JV-C	IL	Chicago	Midwest	1996	2004	—	209,449	NA	98.6%	65,816	Dominicks
Deer Grove Phase II	JV-C	IL	Chicago	Midwest	2004	2004	—	25,107	NA	81.2%	—	—
Fox Lake Crossing	JV-C	IL	Chicago	Midwest	2002	2004	—	99,072	NA	95.5%	65,977	Dominicks
Frankfort Crossing Shopping Center		IL	Chicago	Midwest	1992	2003	107,734	114,534	98.19%	96.0%	64,937	Jewel /OSCO
Geneva Crossing	JV-C	IL	Chicago	Midwest	1997	2004	—	123,182	NA	100.0%	72,385	Dominicks
Hinsdale		IL	Chicago	Midwest	1986	1998	178,975	178,975	98.99%	100.0%	69,540	Dominicks
Shorewood Crossing	JV-C	IL	Chicago	Midwest	2001	2004	—	87,705	NA	100.0%	65,977	Dominicks
Stearns Crossing	JV-C	IL	Chicago	Midwest	1999	2004	—	96,613	NA	100.0%	65,613	Dominicks
Westbrook Commons		IL	Chicago	Midwest	1984	2001	121,502	121,502	92.84%	95.1%	51,304	Dominicks

		IL					408,211	1,191,424	97.0%	98.0%	593,946	9

I-65 County Line Road		IN	Indianapolis	Midwest	2004	2004	—	90,340	NA	69.2%	—	—

		IN					—	90,340	NA	69.2%	—	0

Franklin Square	JV-M	KY	Lexington	Midwest	1988	1998	203,317	203,318	97.93%	97.0%	50,499	Kroger
Shoppes of Ft Wright		KY	Cincinnati	Midwest	2003	2003	20,360	—	93.12%	0.0%	—	—
Silverlake	JV-M	KY	Cincinnati	Midwest	1988	1998	99,352	99,352	98.49%	98.5%	60,000	Kroger

		KY					323,029	302,670	97.8%	97.5%	110,499	2

Fenton Marketplace		MI	Flint	Midwest	1999	1999	97,224	97,224	98.56%	97.1%	53,739	Farmer Jack
Independence Square		MI	Detroit	Midwest	2004	2003	88,995	89,083	72.50%	91.8%	60,137	Kroger
Lakeshore		MI	Detroit	Midwest	1996	1998	85,940	85,940	85.04%	85.0%	49,465	Kroger
Waterford Towne Center		MI	Detroit	Midwest	1998	1998	96,101	96,101	91.26%	98.5%	60,202	Kroger

		MI					368,260	368,348	87.2%	93.4%	223,543	4

St Ann Square		MO	St. Louis	Midwest	1986	1998	82,498	—	91.48%	0.0%	—	—

		MO					82,498	—	91.5%	NA	—	0

Beckett Commons		OH	Cincinnati	Midwest	1995	1998	121,498	121,498	100.00%	99.5%	70,815	Kroger
Cherry Grove		OH	Cincinnati	Midwest	1997	1998	195,497	195,497	89.27%	91.3%	66,336	Kroger
Cherry Street Center		OH	Toledo	Midwest	2000	2000	54,660	—	100.00%	0.0%	—	—
East Pointe		OH	Columbus	Midwest	1993	1998	86,524	86,503	98.38%	100.0%	59,120	Kroger
Hyde Park		OH	Cincinnati	Midwest	1995	1997	397,893	397,893	95.23%	98.9%	169,267	Kroger/Thriftway
Kingsdale Shopping Center		OH	Columbus	Midwest	1999	1997	270,470	268,970	72.09%	60.9%	56,006	Giant Eagle
Kroger New Albany Center		OH	Columbus	Midwest	1999	1999	91,722	91,722	100.00%	100.0%	63,805	Kroger

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Maxtown Road (Northgate)		OH	Columbus	Midwest	1996	1998	85,100	85,100	100.00%	100.0%	62,000	Kroger
Park Place Shopping Center		OH	Columbus	Midwest	1988	1998	106,833	106,834	96.33%	33.3%	—	—
Regency Commons		OH	Cincinnati	Midwest	2004	2004	—	30,654	NA	31.6%	—	—
Regency Milford Center	JV-MD	OH	Cincinnati	Midwest	2001	2001	108,903	108,903	88.42%	96.1%	65,000	Kroger
Shoppes at Mason		OH	Cincinnati	Midwest	1997	1998	80,800	80,800	97.52%	100.0%	56,800	Kroger
Westchester Plaza		OH	Cincinnati	Midwest	1988	1998	88,181	88,182	100.00%	100.0%	66,523	Kroger
Windmiller Plaza Phase I		OH	Columbus	Midwest	1997	1998	120,362	120,362	97.92%	97.9%	76,555	Kroger
Worthington Park Centre		OH	Columbus	Midwest	1991	1998	93,095	93,095	94.21%	94.2%	52,337	Kroger

		OH					1,901,538	1,876,013	92.5%	87.7%	864,564	12

Regional Totals				Midwest			3,083,536	3,828,795	93.0%	91.8%	1,792,552	27

Pacific Region
4S Commons Town Center		CA	San Diego	Pacific	2004	2004	—	265,239	NA	49.9%	52,000	Ralph’s
4S Fitness Center		CA	San Diego	Pacific	2004	2004	—	38,000	NA	100.0%	—	—
Alameda Bridgeside Shopping Center		CA	Oakland	Pacific	2004	2003	103,510	104,983	60.31%	58.9%	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	CA	Los Angeles	Pacific	2000	2000	96,679	96,679	100.00%	100.0%	57,560	Albertson’s
Bear Creek Village Center		CA	Riverside-San Bernardino	Pacific	2004	2003	81,219	80,318	65.62%	96.1%	44,093	Stater Brothers
Blossom Valley		CA	San Jose	Pacific	1990	1999	93,315	93,316	94.40%	100.0%	34,208	Safeway
Campus Marketplace	JV-M	CA	San Diego	Pacific	2000	2000	144,288	144,288	100.00%	100.0%	58,527	Ralph’s
Clayton Valley		CA	Oakland	Pacific	2004	2003	236,683	236,683	83.18%	83.0%	—	—
Clovis Commons		CA	Fresno	Pacific	2004	2004	—	183,286	NA	0.0%	—	—
Corral Hollow	JV-RC	CA	Stockton	Pacific	2000	2000	167,118	167,184	100.00%	100.0%	65,715	Safeway
Costa Verde		CA	San Diego	Pacific	1988	1999	178,622	178,622	100.00%	100.0%	40,000	Albertson’s
Diablo Plaza		CA	Oakland	Pacific	1982	1999	63,214	63,214	100.00%	100.0%	53,000	Safeway
El Camino		CA	Los Angeles	Pacific	1995	1999	135,883	135,884	100.00%	99.1%	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	CA	San Francisco	Pacific	2000	2000	255,953	256,034	96.30%	98.8%	77,888	Albertson’s/Trader Joe’s
El Norte Parkway Pla		CA	San Diego	Pacific	1984	1999	87,990	87,990	82.46%	86.6%	42,315	Von’s Food & Drug
Encina Grande		CA	Oakland	Pacific	1965	1999	102,499	102,499	93.81%	99.1%	22,500	Safeway
Falcon Ridge		CA	Riverside-San Bernardino	Pacific	2004	2003	245,857	232,610	21.28%	93.4%	43,718	Stater Brothers
Folsom Prairie City Crossing		CA	Sacramento	Pacific	1999	1999	93,134	90,209	91.31%	100.0%	55,255	Safeway
French Valley		CA	Riverside-San Bernardino	Pacific	2004	2004	—	103,161	NA	61.6%	55,164	Stater Brothers
Friars Mission		CA	San Diego	Pacific	1989	1999	146,897	146,897	100.00%	100.0%	55,303	Ralph’s

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Garden Village Shopping Center	JV-M	CA	Los Angeles	Pacific	2000	2000	112,852	112,767	100.00%	100.0%	57,050	Albertson’s
Gelson’s Westlake Market Plaza		CA	Ventura	Pacific	2002	2002	84,468	84,848	84.71%	98.6%	37,500	Gelsons
Gilroy		CA	San Jose	Pacific	2003	2002	334,409	322,955	89.58%	99.5%	—	—
Hasley Canyon Village		CA	Los Angeles	Pacific	2003	2003	69,800	69,800	81.02%	100.0%	51,800	Ralph’s
Heritage Plaza		CA	Orange County	Pacific	1981	1999	231,602	231,602	98.94%	98.9%	44,376	Ralph’s
Loehmanns Plaza California		CA	San Jose	Pacific	1983	1999	113,310	113,310	100.00%	100.0%	53,000	Safeway
Morningside Plaza		CA	Orange County	Pacific	1996	1999	91,600	91,600	100.00%	98.2%	42,630	Stater Brother
Newland Center		CA	Orange County	Pacific	1985	1999	149,174	149,174	100.00%	100.0%	58,000	Albertson’s
Oakbrook Plaza		CA	Ventura	Pacific	1982	1999	83,279	83,279	98.20%	100.0%	43,842	Albertson’s
Pacific Coast Plaza	JV-O	CA	Los Angeles	Pacific	2003	2003	13,212	—	100.00%	0.0%	—	—
Park Plaza Shopping Center	JV-C	CA	Los Angeles	Pacific	1991	2001	193,529	197,166	91.78%	99.6%	28,210	Von’s Food & Drug
Plaza Hermosa		CA	Los Angeles	Pacific	1984	1999	94,940	94,940	100.00%	100.0%	36,800	Von’s Food & Drug
Powell Street Plaza		CA	Oakland	Pacific	1987	2001	165,928	165,928	98.05%	100.0%	10,122	Trader Joe’s
Rona Plaza		CA	Orange County	Pacific	1989	1999	51,754	51,754	100.00%	100.0%	37,194	Food 4 Less
Rosecrans & Inglewood		CA	Los Angeles	Pacific	2002	2002	12,000	—	100.00%	0.0%	—	—
San Leandro		CA	Oakland	Pacific	1982	1999	50,432	50,432	100.00%	100.0%	38,250	Safeway
Santa Ana Downtown		CA	Orange County	Pacific	1987	1999	100,305	100,305	98.83%	100.0%	37,972	Food 4 Less
Seal Beach	JV-C	CA	Orange County	Pacific	1966	2002	74,215	74,214	98.90%	92.9%	25,000	Safeway
Sequoia Station		CA	San Francisco	Pacific	1996	1999	103,148	103,148	100.00%	100.0%	62,050	Safeway
Strawflower Village		CA	San Francisco	Pacific	1985	1999	78,827	78,827	100.00%	100.0%	33,753	Safeway
Tassajara Crossing		CA	Oakland	Pacific	1990	1999	146,188	146,188	100.00%	99.0%	56,496	Safeway
The Shops of Santa Barbara		CA	Santa Barbara	Pacific	2004	2003	35,135	51,568	81.83%	87.2%	—	—
The Shops of Santa Barbara Phase II		CA	Santa Barbara	Pacific	2004	2004	—	69,457	NA	57.6%	40,000	Whole Foods
Torrance Strouds		CA	Los Angeles	Pacific	2002	2002	13,435	—	100.00%	0.0%	—	—
Twin Peaks		CA	San Diego	Pacific	1988	1999	198,139	198,139	97.92%	100.0%	44,686	Albertson’s
Valencia Crossroads		CA	Los Angeles	Pacific	2003	2002	180,517	167,857	100.00%	100.0%	35,000	Whole Foods
Ventura Village		CA	Ventura	Pacific	1984	1999	76,070	76,070	100.00%	98.5%	42,500	Von’s Food & Drug
Victoria Gateway Center		CA	Riverside-San Bernardino	Pacific	2004	2003	97,862	94,998	68.86%	98.2%	—	—

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Vista Village Phase I		CA	San Diego	Pacific	2003	2002	109,262	126,266	76.98%	100.0%	25,000	Sprout’s
Vista Village Phase II		CA	San Diego	Pacific	2003	2002	55,000	55,000	100.00%	100.0%	—	—
West Park Plaza		CA	San Jose	Pacific	1996	1999	88,103	88,103	100.00%	100.0%	24,712	Safeway
Westlake Village Plaza and Center		CA	Ventura	Pacific	1975	1999	190,525	190,519	97.01%	98.0%	41,300	Von’s Food & Drug
Westridge		CA	Los Angeles	Pacific	2003	2001	97,286	92,287	95.89%	100.0%	50,782	Albertson’s
Woodman Van Nuys		CA	Los Angeles	Pacific	1992	1999	107,614	107,614	100.00%	100.0%	77,648	Gigante
Woodside Central		CA	San Francisco	Pacific	1993	1999	80,591	80,591	100.00%	100.0%	—	—

		CA					5,917,372	6,527,802	91.4%	91.9%	1,987,169	45

Cherry Park Market	JV-M	OR	Portland	Pacific	1997	1999	113,518	113,518	91.74%	89.1%	55,164	Safeway
Hillsboro Market Center	JV-M	OR	Portland	Pacific	2000	2000	150,356	150,080	92.46%	98.1%	57,370	Albertson’s
McMinnville Market Center		OR	Portland	Pacific	2003	2003	74,400	74,400	83.45%	96.8%	53,641	Albertson’s
Murrayhill Marketplace		OR	Portland	Pacific	1988	1999	149,215	149,215	86.57%	89.9%	41,132	Safeway
Sherwood Crossroads		OR	Portland	Pacific	1999	1999	84,266	84,266	95.73%	97.2%	55,227	Safeway
Sherwood Market Center		OR	Portland	Pacific	1995	1999	124,257	124,257	98.31%	99.2%	49,793	Albertson’s
Sunnyside 205		OR	Portland	Pacific	1988	1999	53,094	52,710	98.15%	100.0%	—	—
Walker Center		OR	Portland	Pacific	1987	1999	89,609	89,610	93.98%	98.6%	—	—

		OR					838,715	838,056	92.2%	95.5%	312,327	6

Cascade Plaza	JV-C	WA	Seattle	Pacific	1999	1999	217,657	211,072	99.21%	99.4%	49,440	Safeway
Inglewood Plaza		WA	Seattle	Pacific	1985	1999	17,253	17,253	100.00%	100.0%	—	—
James Center	JV-M	WA	Tacoma	Pacific	1999	1999	140,240	140,240	95.52%	96.0%	68,273	Fred Myer
Orchard Market Center		WA	Portland	Pacific	2004	2002	—	51,957	NA	100.0%	—	—
Padden Parkway Market Center		WA	Portland	Pacific	2003	2002	88,569	83,569	75.91%	80.1%	52,443	Albertson’s
Pine Lake Village		WA	Seattle	Pacific	1989	1999	102,953	102,953	100.00%	100.0%	40,982	Quality Foods
Sammamish Highland		WA	Seattle	Pacific	1992	1999	101,289	101,289	97.24%	100.0%	55,000	Safeway
South Point Plaza		WA	Seattle	Pacific	1997	1999	190,355	190,378	97.48%	100.0%	55,443	Cost Cutters
Southcenter		WA	Seattle	Pacific	1990	1999	58,282	58,282	100.00%	94.0%	—	—
Spokane Valley		WA	None	Pacific	2004	2003	—	37,887	NA	100.0%	—	—
Thomas Lake		WA	Seattle	Pacific	1998	1999	103,872	103,872	100.00%	100.0%	50,065	Albertson’s

		WA					1,020,470	1,098,752	96.4%	97.6%	371,646	7

Regional Totals				Pacific			7,776,557	8,464,610	92.1%	93.0%	2,671,142	58

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Southeast Region
Southgate Village Shopping Ctr	JV-M	AL	Birmingham	Southeast	1988	2001	75,092	75,092	100.00%	100.0%	46,733	Publix
The Marketplace Alex City		AL	None	Southeast	1987	1993	162,723	—	95.70%	0.0%	—	—
Phenix Crossing		AL	None	Southeast	2004	2003	56,563	—	77.82%	0.0%	—	—
Trace Crossing		AL	Birmingham	Southeast	2002	2001	74,130	74,130	85.55%	95.2%	51,420	Publix
Valleydale Village Shop Center	JV-O	AL	Birmingham	Southeast	2003	2002	118,466	118,466	66.50%	66.7%	44,271	Publix
Village in Trussville		AL	Birmingham	Southeast	1987	1993	56,356	56,356	84.03%	100.0%	38,380	Bruno’s

		AL					543,330	324,044	85.5%	86.7%	180,804	4

Anastasia Plaza	JV-M	FL	Jacksonville	Southeast	1988	1993	102,342	102,342	91.33%	92.5%	48,555	Publix
Aventura Shopping Center		FL	Miami	Southeast	1974	1994	102,876	102,876	89.51%	89.5%	35,908	Publix
Beneva Village Shops		FL	Sarasota	Southeast	1987	1998	141,532	141,532	94.87%	100.0%	42,112	Publix
Berkshire Commons		FL	Naples	Southeast	1992	1994	106,354	106,354	98.65%	100.0%	65,537	Publix
Bloomingdale		FL	Tampa	Southeast	1987	1998	267,935	267,935	99.62%	99.9%	39,795	Publix
Bolton Plaza		FL	Jacksonville	Southeast	1988	1994	172,938	172,938	94.28%	93.4%	—	—
Boynton Lakes Plaza		FL	West Palm Beach	Southeast	1993	1997	130,924	130,924	100.00%	96.9%	56,000	Winn-Dixie
Carriage Gate		FL	Tallahassee	Southeast	1978	1994	76,833	76,833	95.64%	95.6%	—	—
Chasewood Plaza		FL	West Palm Beach	Southeast	1986	1993	155,603	155,603	96.62%	98.5%	54,420	Publix
Courtyard Shopping Center		FL	Jacksonville	Southeast	1987	1993	137,256	137,256	100.00%	100.0%	62,771	Albertson’s
East Port Plaza		FL	Fort Pierce	Southeast	1991	1997	235,842	235,842	71.57%	55.1%	42,112	Publix
East Towne Shopping Center		FL	Orlando	Southeast	2003	2002	69,841	69,841	78.24%	94.3%	44,840	Publix
Fleming Island		FL	Jacksonville	Southeast	2000	1998	136,662	136,662	98.28%	100.0%	47,955	Publix
Garden Square		FL	Miami	Southeast	1991	1997	90,258	90,258	97.51%	97.9%	42,112	Publix
Grande Oak		FL	Ft Myers-Cape Coral	Southeast	2000	2000	78,784	78,784	100.00%	100.0%	54,379	Publix
Highland Square	JV-M	FL	Jacksonville	Southeast	1999	1998	262,194	262,194	98.82%	96.8%	84,314	Publix/Winn-Dixie
John’s Creek Shopping Center		FL	Jacksonville	Southeast	2004	2003	90,041	105,414	49.80%	75.6%	44,840	Publix
Julington Village	JV-C	FL	Jacksonville	Southeast	1999	1999	81,821	81,820	100.00%	100.0%	51,420	Publix
Kings Crossing Sun City	JV-M	FL	Tampa	Southeast	1999	1999	75,020	75,020	100.00%	100.0%	51,420	Publix
Lynnhaven	JV-M	FL	Panama City	Southeast	2001	2001	63,871	63,871	100.00%	100.0%	44,271	Publix
Mainstreet Square		FL	Orlando	Southeast	1988	1997	107,134	107,134	87.70%	95.9%	56,000	Winn-Dixie
Mariners Village		FL	Orlando	Southeast	1986	1997	133,440	133,440	96.35%	97.4%	45,500	Winn-Dixie
Marketplace St. Pete		FL	Tampa	Southeast	1983	1995	90,296	90,296	98.77%	99.0%	36,464	Publix

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Martin Downs Village Center		FL	Fort Pierce	Southeast	1985	1993	121,946	121,946	100.00%	100.0%	—	—
Martin Downs Village Shoppes		FL	Fort Pierce	Southeast	1998	1993	49,773	49,743	86.33%	97.8%	—	—
Millhopper		FL	Gainesville	Southeast	1974	1993	84,065	84,065	98.51%	100.0%	37,244	Publix
Newberry Square		FL	Gainesville	Southeast	1986	1994	180,524	180,524	96.54%	93.7%	39,795	Publix
Ocala Corners	JV-M	FL	Tallahassee	Southeast	2000	2000	86,772	86,772	100.00%	100.0%	61,171	Publix
Ocean Breeze		FL	Fort Pierce	Southeast	1985	1993	108,209	108,209	83.55%	83.0%	36,464	Publix
Old St. Augustine Plaza		FL	Jacksonville	Southeast	1990	1996	175,459	232,459	99.40%	100.0%	51,832	Publix
Palm Harbor Shopping Village	JV-M	FL	Daytona Beach	Southeast	1991	1996	172,758	172,758	99.73%	99.1%	45,254	Publix
Palm Trails Plaza		FL	Fort Lauderdale	Southeast	1998	1997	76,067	76,067	100.00%	95.3%	59,562	Winn-Dixie
Peachland Promenade		FL	Punta Gorda	Southeast	1991	1995	82,082	82,082	94.09%	98.7%	48,890	Publix
Pebblebrook Plaza	JV-M	FL	Naples	Southeast	2000	2000	76,767	76,767	100.00%	100.0%	61,166	Publix
Pine Tree Plaza		FL	Jacksonville	Southeast	1999	1997	60,787	60,787	100.00%	100.0%	37,866	Publix
Plantation Plaza	JV-C2	FL	Jacksonville	Southeast	2004	2004	—	65,156	NA	91.5%	44,840	Publix
Plantation Plaza Phase II	JV-C2	FL	Jacksonville	Southeast	2004	2004	—	17,000	NA	0.0%	—	—
Regency Court		FL	Jacksonville	Southeast	1992	1997	218,649	218,649	99.42%	97.5%	—	—
Regency Square Brandon		FL	Tampa	Southeast	1986	1993	349,848	349,848	95.55%	97.3%	—	—
Regency Village	JV-O	FL	Orlando	Southeast	2002	2000	83,170	83,170	87.49%	89.4%	54,379	Publix
Shoppes @ 104	JV-M	FL	Miami	Southeast	1990	1998	108,192	108,192	98.71%	98.7%	46,368	Winn-Dixie
Shops of San Marco	JV-O	FL	West Palm Beach	Southeast	2002	2002	91,537	91,537	100.00%	100.0%	44,271	Publix
Starke		FL	Jacksonville	Southeast	2000	2000	12,738	12,739	100.00%	100.0%	—	—
Town Center at Martin Downs		FL	Fort Pierce	Southeast	1996	1996	64,546	64,546	100.00%	100.0%	56,146	Publix
Town Square		FL	Tampa	Southeast	1999	1997	44,679	44,679	97.46%	99.3%	—	—
University Collection		FL	Tampa	Southeast	1984	1996	106,899	106,899	95.32%	95.3%	40,143	Kash N Karry
University Marketplace		FL	Miami	Southeast	1990	1993	129,121	—	93.26%	0.0%	—	—
Village Center 6		FL	Tampa	Southeast	1993	1995	181,110	181,110	98.45%	95.2%	36,434	Publix
Vineyard Shopping Center		FL	Tallahassee	Southeast	2002	2001	62,821	62,821	83.84%	88.3%	44,271	Publix
Welleby		FL	Fort Lauderdale	Southeast	1982	1996	109,949	109,949	98.91%	99.5%	46,779	Publix
Wellington Town Square		FL	West Palm Beach	Southeast	1982	1996	105,150	107,325	94.25%	98.8%	44,840	Publix
Willa Springs Shopping Center		FL	Orlando	Southeast	2000	2000	89,930	89,930	100.00%	98.9%	44,271	Publix

		FL					5,943,345	5,970,898	94.9%	94.9%	2,032,711	42

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Ashford Place		GA	Atlanta	Southeast	1993	1997	53,450	53,450	98.57%	100.0%	—	—
Bethesda Walk		GA	Atlanta	Southeast	2003	2004	—	68,271	NA	100.0%	44,271	Publix
Braelinn Village		GA	Atlanta	Southeast	1991	2004	—	226,522	NA	98.8%	63,986	Kroger
Briarcliff La Vista		GA	Atlanta	Southeast	1962	1997	39,203	39,203	100.00%	100.0%	—	—
Briarcliff Village		GA	Atlanta	Southeast	1990	1997	187,156	187,156	98.51%	98.9%	43,454	Publix
Brookwood Village		GA	Atlanta	Southeast	2000	2004	—	28,774	NA	100.0%	—	—
Buckhead Court		GA	Atlanta	Southeast	1984	1997	55,235	55,235	81.24%	83.8%	—	—
Buckhead Crossing		GA	Atlanta	Southeast	1989	2004	—	221,874	NA	100.0%	—	—
Cambridge Square Shopping Ctr		GA	Atlanta	Southeast	1979	1996	71,475	71,475	98.95%	100.0%	40,852	Kroger
Cobb Center		GA	Atlanta	Southeast	1996	2004	—	69,548	NA	100.0%	56,146	Publix
Coweta Crossing		GA	Atlanta	Southeast	1994	2004	—	68,489	NA	100.0%	56,077	Publix
Cromwell Square		GA	Atlanta	Southeast	1990	1997	70,282	70,282	100.00%	96.4%	—	—
Cumming 400		GA	Atlanta	Southeast	1994	1997	126,900	126,900	95.90%	95.9%	56,146	Publix
Delk Spectrum		GA	Atlanta	Southeast	1991	1998	100,539	100,539	100.00%	96.8%	45,044	Publix
Dunwoody Hall		GA	Atlanta	Southeast	1986	1997	89,351	89,351	100.00%	99.1%	44,271	Publix
Dunwoody Village		GA	Atlanta	Southeast	1975	1997	120,597	120,598	92.00%	87.4%	18,400	Fresh Market
Howell Mill Village	JV-M	GA	Atlanta	Southeast	1984	2004	—	97,990	NA	98.7%	31,000	Save Rite Grocery Store
Killian Hill Center	JV-M	GA	Atlanta	Southeast	2000	2000	113,216	113,216	97.55%	97.5%	54,340	Publix
Lindbergh Crossing	JV-M	GA	Atlanta	Southeast	1998	2004	—	27,059	NA	100.0%	—	—
Loehmanns Plaza Georgia		GA	Atlanta	Southeast	1986	1997	137,601	137,601	95.36%	93.2%	—	—
Memorial Bend Shopping Center		GA	Atlanta	Southeast	1995	1997	177,283	177,283	95.46%	95.0%	56,146	Publix
Northlake Promenade	JV-M	GA	Atlanta	Southeast	1986	2004	—	25,394	NA	100.0%	—	—
Orchard Square	JV-M	GA	Atlanta	Southeast	1987	1995	93,222	93,222	94.85%	94.9%	44,271	Publix
Paces Ferry Plaza		GA	Atlanta	Southeast	1987	1997	61,696	61,696	100.00%	100.0%	—	—
Peachtree Parkway Plaza	JV-M	GA	Atlanta	Southeast	2001	2004	—	95,509	NA	96.9%	35,928	Winn-Dixie
Powers Ferry Kroger	JV-M	GA	Atlanta	Southeast	1983	2004	—	45,528	NA	100.0%	45,528	Kroger
Powers Ferry Square		GA	Atlanta	Southeast	1987	1997	97,705	97,706	91.59%	92.6%	—	—
Powers Ferry Village		GA	Atlanta	Southeast	1994	1997	78,996	78,996	99.87%	99.9%	47,955	Publix
Publix Plaza	JV-M	GA	Atlanta	Southeast	1995	2004	—	60,425	NA	100.0%	47,955	Publix
Rivermont Station		GA	Atlanta	Southeast	1996	1997	90,267	90,267	100.00%	100.0%	58,261	Kroger
Rose Creek	JV-M	GA	Atlanta	Southeast	1993	2004	—	69,790	NA	98.1%	56,077	Publix
Roswell Crossing	JV-M	GA	Atlanta	Southeast	1999	2004	—	201,979	NA	96.2%	—	—
Roswell Village	JV-C	GA	Atlanta	Southeast	1997	1997	145,334	—	83.67%	0.0%	—	—
Russell Ridge		GA	Atlanta	Southeast	1995	1994	98,558	98,559	100.00%	98.8%	63,296	Kroger

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Thomas Crossroads	JV-M	GA	Atlanta	Southeast	1995	2004	—	84,928	NA	100.0%	54,498	Kroger
Trowbridge Crossing	JV-M	GA	Atlanta	Southeast	1998	2004	—	62,558	NA	100.0%	37,888	Publix
Woodstock Crossing	JV-M	GA	Atlanta	Southeast	1994	2004	—	66,122	NA	100.0%	54,322	Kroger

		GA					2,008,066	3,383,495	95.8%	97.4%	1,156,112	24

Bent Tree Plaza	JV-M	NC	Raleigh	Southeast	1994	1998	79,503	79,503	100.00%	98.5%	54,153	Kroger
Cameron Village	JV-CCV	NC	Raleigh	Southeast	1949	2004	—	629,994	NA	86.6%	79,830	Harris Teeter, Fresh Market
Carmel Commons		NC	Charlotte	Southeast	1979	1997	132,651	132,651	93.24%	98.9%	14,300	Fresh Market
Fuquay Crossing	JV-RC	NC	Raleigh	Southeast	2002	2004	—	124,774	NA	100.0%	46,478	Kroger
Garner		NC	Raleigh	Southeast	1998	1998	221,776	221,776	100.00%	98.9%	57,590	Kroger
Glenwood Village		NC	Raleigh	Southeast	1983	1997	42,864	42,864	89.73%	100.0%	27,764	Harris Teeter
Greystone Village	JV-M	NC	Raleigh	Southeast	1986	2004	—	85,665	NA	100.0%	35,700	Food Lion
Kernersville Plaza		NC	Greensboro	Southeast	1997	1998	72,590	72,590	100.00%	100.0%	57,590	Harris Teeter
Lake Pine Plaza		NC	Raleigh	Southeast	1997	1998	87,691	87,691	100.00%	93.6%	57,590	Kroger
Maynard Crossing		NC	Raleigh	Southeast	1997	1998	122,832	122,782	100.00%	97.8%	55,973	Kroger
North Pointe	JV-M	SC	Columbia	Southeast	1996	2004	—	64,257	NA	100.0%	47,955	Publix
Southpoint Crossing		NC	Raleigh	Southeast	1998	1998	103,128	103,128	100.00%	97.3%	59,160	Kroger
Union Square Shopping Center		NC	Charlotte	Southeast	1989	1996	97,191	97,191	100.00%	91.3%	33,000	Harris Teeter
Woodcroft Shopping Center		NC	Raleigh	Southeast	1984	1996	89,835	89,835	100.00%	98.7%	40,832	Food Lion

		NC					1,050,061	1,954,701	98.7%	94.4%	667,915	13

Fairview Market		SC	Greenville	Southeast	1998	2004	—	53,888	NA	97.4%	37,888	Publix
Merchants Village	JV-M	SC	Charleston	Southeast	1997	1997	79,724	79,724	100.00%	100.0%	37,888	Publix
Murray Landing		SC	Columbia	Southeast	2003	2002	64,441	64,441	91.35%	89.5%	44,840	Publix
Pelham Commons		SC	Greenville	Southeast	2003	2002	76,541	76,541	90.58%	82.6%	44,271	Publix
Poplar Springs	JV-M	SC	Greenville	Southeast	1995	2004	—	64,038	NA	98.2%	47,955	Publix
Queensborough	JV-O	SC	Charleston	Southeast	1993	1998	82,333	82,333	100.00%	100.0%	65,796	Publix
Rosewood Shopping Center	JV-M	SC	Columbia	Southeast	2001	2001	36,887	36,887	95.12%	100.0%	27,887	Publix

		SC					339,926	457,852	95.7%	95.1%	306,525	8

Dickson (Hwy 46 & 70)		TN	None	Southeast	1998	1998	10,908	10,908	100.00%	100.0%	—	—
Harding Mall		TN	Nashville	Southeast	2004	2004	—	198,800	NA	1.3%	—	—
Harpeth Village Fieldstone		TN	Nashville	Southeast	1998	1997	70,091	70,091	100.00%	100.0%	55,377	Publix
Market Place	JV-M	TN	Knoxville	Southeast	1988	2004	—	64,000	NA	100.0%	64,000	Kroger
Nashboro		TN	Nashville	Southeast	1998	1998	86,811	86,811	95.16%	98.4%	61,224	Kroger

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Northlake Village I & II		TN	Nashville	Southeast	1988	2000	151,629	151,629	92.48%	94.1%	64,537	Kroger
Peartree Village		TN	Nashville	Southeast	1997	1997	114,795	114,795	100.00%	100.0%	65,538	Harris Teeter
West End Avenue		TN	Nashville	Southeast	1998	1998	10,000	—	100.00%	0.0%	—	—

		TN					444,234	697,034	96.5%	70.4%	310,676	5

Regional Totals				Southeast			10,328,962	12,788,024	95.1%	93.9%	4,654,743	96

Southwest Region

Athem Highland Shopping Center		NV	Las Vegas	Southwest	2004	2004	—	118,495	NA	45.5%	56,640	Albertson’s

		NV					—	118,495	NA	45.5%	56,640	1

Anthem Marketplace		AZ	Phoenix	Southwest	2000	2003	113,292	113,292	100.00%	98.9%	55,256	Safeway
The Shops		AZ	Phoenix	Southwest	2000	2003	35,710	35,710	86.89%	95.5%	—	—
Palm Valley Marketplace	JV-C	AZ	Phoenix	Southwest	1999	2001	107,629	107,647	96.26%	100.0%	55,403	Safeway
Paseo Village		AZ	Phoenix	Southwest	1998	1999	92,399	92,399	67.20%	59.1%	—	—
Pima Crossing		AZ	Phoenix	Southwest	1996	1999	239,438	239,438	100.00%	100.0%	—	—
Stonebridge Center		AZ	Phoenix	Southwest	2000	2000	30,236	—	75.93%	0.0%	—	—
The Provinces		AZ	Phoenix	Southwest	2000	2000	34,202	—	72.83%	0.0%	—	—

		AZ					652,906	588,486	91.5%	93.1%	110,659	2

Belleview Square Shopping Center		CO	Denver	Southwest	1978	2004	—	117,085	NA	100.0%	65,104	King Soopers
Boulevard Center		CO	Denver	Southwest	1986	1999	88,511	88,511	92.04%	96.3%	52,700	Safeway
Buckley Square		CO	Denver	Southwest	1978	1999	111,146	111,146	100.00%	98.2%	62,400	King Soopers
Centerplace of Greeley	JV-M	CO	Greeley	Southwest	2003	2002	148,610	148,575	76.22%	97.6%	58,374	Safeway
Centerplace of Greeley II		CO	Greeley	Southwest	2003	2002	98,124	—	90.10%	0.0%	—	—
Cheyenne Meadows	JV-M	CO	Colorado Springs	Southwest	1998	1998	89,893	89,893	100.00%	100.0%	69,913	King Soopers
Crossroads Commons	JV-C	CO	Boulder	Southwest	1986	2001	144,288	144,288	100.00%	98.9%	40,846	Whole Foods
Hilltop Village		CO	Denver	Southwest	2003	2002	100,048	100,028	84.89%	94.5%	66,000	King Soopers
Leetsdale Marketplace		CO	Denver	Southwest	1993	1999	119,916	119,916	100.00%	96.7%	62,600	Safeway
Littleton Square		CO	Denver	Southwest	1997	1999	94,257	94,257	100.00%	99.0%	49,751	King Soopers
Lloyd King Center		CO	Denver	Southwest	1998	1998	83,326	83,326	100.00%	100.0%	61,040	King Soopers
Monument Jackson Creek		CO	Colorado Springs	Southwest	1999	1998	85,263	85,263	100.00%	100.0%	69,913	King Soopers
New Windsor Marketplace		CO	Greeley	Southwest	2003	2002	95,877	95,877	76.08%	89.2%	66,507	King Soopers
Stroh Ranch		CO	Denver	Southwest	1998	1998	93,436	93,436	100.00%	100.0%	69,719	King Soopers
Willow Creek Center	JV-C	CO	Denver	Southwest	1985	2001	166,421	162,896	97.88%	98.8%	53,294	Safeway
Woodmen Plaza		CO	Colorado Springs	Southwest	1998	1998	104,558	104,558	100.00%	100.0%	69,716	King Soopers

		CO					1,623,674	1,639,055	94.2%	98.0%	917,877	15

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Addison Town Center	JV-C	TX	Dallas	Southwest	1993	2003	183,983	—	79.16%	0.0%	—	—
Alden Bridge		TX	Houston	Southwest	1998	2002	138,952	138,953	96.51%	96.5%	67,768	Kroger
Arapaho Village		TX	Dallas	Southwest	1997	1999	103,033	—	82.80%	0.0%	—	—
Atascocita Center		TX	Houston	Southwest	2003	2002	94,180	94,180	77.46%	80.3%	62,680	Kroger
Bethany Park Place		TX	Dallas	Southwest	1998	1998	74,066	74,066	100.00%	100.0%	58,374	Kroger
Casa Linda Plaza		TX	Dallas	Southwest	1997	1999	324,639	324,639	85.09%	79.0%	59,561	Albertson’s
Champions Forest		TX	Houston	Southwest	1983	1999	115,247	115,247	88.61%	88.0%	56,457	Randall’s Food
Cochran’s Crossing		TX	Houston	Southwest	1994	2002	138,192	138,192	100.00%	100.0%	63,449	Kroger
Cooper Street		TX	Fort Worth	Southwest	1992	1999	133,196	133,196	100.00%	100.0%	—	—
Creekside	JV-O	TX	Fort Worth	Southwest	1998	1998	101,016	—	98.61%	0.0%	—	—
Fort Bend Center		TX	Houston	Southwest	2000	2000	30,164	30,164	76.39%	79.0%	67,106	Kroger
Hancock		TX	Austin	Southwest	1998	1999	410,438	410,438	96.75%	97.3%	90,217	H.E.B.
Hebron Park	JV-M	TX	Dallas	Southwest	1999	1999	46,800	46,800	88.03%	85.6%	59,460	Albertson’s
Hillcrest Village		TX	Dallas	Southwest	1991	1999	14,530	14,530	100.00%	100.0%	—	—
Indian Springs Center	JV-O	TX	Houston	Southwest	2003	2002	135,756	135,757	63.78%	92.4%	79,000	H.E.B.
Keller Town Center		TX	Fort Worth	Southwest	1999	1999	114,937	114,937	96.71%	97.3%	63,631	Tom Thumb
Kleinwood Center		TX	Houston	Southwest	2003	2002	152,906	152,886	72.52%	84.8%	78,348	H.E.B.
Lebanon/Legacy Center		TX	Dallas	Southwest	2002	2000	56,669	56,669	64.65%	86.3%	62,804	Albertson’s
MacArthur Park Phase II	JV-C	TX	Dallas	Southwest	1999	1999	198,443	—	100.00%	0.0%	—	—
Main Street Center		TX	Dallas	Southwest	2002	2002	42,821	42,922	70.13%	70.0%	62,322	Albertson’s
Market at Preston Forest		TX	Dallas	Southwest	1990	1999	90,171	91,624	100.00%	100.0%	51,818	Tom Thumb
Market at Round Rock		TX	Austin	Southwest	1987	1999	123,046	123,046	95.81%	97.8%	63,800	Albertson’s
Matlock Center		TX	Dallas	Southwest	2000	2000	40,068	—	91.75%	0.0%	—	—
Mills Pointe		TX	Dallas	Southwest	1986	1999	126,186	—	85.32%	0.0%	—	—
Mockingbird Common		TX	Dallas	Southwest	1987	1999	120,321	120,321	91.15%	87.6%	48,525	Tom Thumb
North Hills		TX	Austin	Southwest	1995	1999	144,019	144,019	100.00%	100.0%	60,465	H.E.B.
Northview Plaza		TX	Dallas	Southwest	1991	1999	116,016	—	90.32%	0.0%	—	—
Panther Creek		TX	Houston	Southwest	1994	2002	165,660	165,560	93.36%	95.4%	65,800	Randall’s Food
Preston Park		TX	Dallas	Southwest	1985	1999	273,396	273,396	78.24%	79.3%	52,688	Tom Thumb
Prestonbrook		TX	Dallas	Southwest	1998	1998	91,274	91,274	100.00%	100.0%	63,373	Kroger
Prestonwood Park		TX	Dallas	Southwest	1999	1999	101,024	101,024	88.38%	76.4%	62,322	Albertson’s
Rockwall		TX	Dallas	Southwest	2004	2002	65,644	65,644	0.00%	0.0%	57,017	Tom Thumb

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2004

							Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Dec-04	Dec-03	Dec-04	Grocery Anchor GLA	Grocery Anchor
Shiloh Springs		TX	Dallas	Southwest	1998	1998	110,040	110,040	93.64%	100.0%	60,932	Kroger
Signature Plaza		TX	Dallas	Southwest	2004	2003	28,795	28,874	0.00%	83.2%	61,962	Kroger
Southlake	JV-O	TX	Fort Worth	Southwest	1998	1998	118,092	—	96.42%	0.0%	—	—
Southpark		TX	Tyler	Southwest	1997	1999	147,088	—	97.96%	0.0%	—	—
Spring West Center		TX	Houston	Southwest	2004	2003	128,796	144,060	72.89%	77.8%	109,121	H.E.B.
Sterling Ridge		TX	Houston	Southwest	2000	2002	128,643	128,643	100.00%	100.0%	63,373	Kroger
Sweetwater Plaza	JV-C	TX	Houston	Southwest	2000	2001	134,045	134,045	100.00%	100.0%	65,241	Kroger
Trophy Club		TX	Fort Worth	Southwest	1999	1999	106,607	106,607	85.30%	85.3%	63,654	Tom Thumb
Valley Ranch Centre		TX	Dallas	Southwest	1997	1999	117,187	117,187	86.69%	87.3%	55,750	Tom Thumb

		TX					5,086,086	3,968,940	88.1%	89.3%	1,937,018	30

Regional Totals				Southwest			7,362,666	6,314,976	89.8%	91.1%	3,022,194	48

Regency Centers Total							30,347,744	33,815,970	92.6%	92.7%	13,032,522	246

	Owned GLA		% Leased
Stabilized Properties	Dec-03	Dec-04	Dec-03	Dec-04
Alabama	424,864	205,578	90.8%	98.3%
Arizona	652,906	588,486	91.5%	93.1%
California	5,027,441	4,994,267	96.8%	99.1%
Colorado	1,527,797	1,543,178	95.4%	98.5%
Delaware	240,418	240,418	99.5%	99.9%
Florida	5,853,304	5,848,484	95.6%	95.5%
Georgia	2,008,066	3,383,495	95.8%	97.4%
Illinois	408,211	1,166,317	97.0%	98.4%
Indiana	0	0	0.0%	0.0%
Kentucky	323,029	302,670	97.8%	97.5%
Maryland	188,243	326,638	90.2%	93.9%
Michigan	279,265	279,265	91.9%	93.9%
Mississippi	0	0	0.0%	0.0%
Missouri	82,498	0	91.5%	0.0%
Nevada	0	0	0.0%	0.0%
New Hampshire	0	0	0.0%	0.0%
New Jersey	88,993	0	89.4%	0.0%
North Carolina	1,050,061	1,890,444	98.7%	94.2%
Ohio	1,901,538	1,845,359	92.5%	88.6%
Oregon	838,715	838,056	92.2%	95.5%
Pennsylvania	6,000	225,697	100.0%	100.0%
South Carolina	263,385	445,568	97.2%	97.9%
Tennessee	444,234	498,234	96.5%	97.9%
Texas	4,437,188	3,304,617	92.1%	92.2%
Virginia	1,008,681	1,107,317	99.3%	99.2%
Washington	931,901	963,226	98.3%	98.9%
Wyoming	0	0	0.0%	0.0%

Total Stabilized Properties	27,986,738	29,997,314	95.1%	96.1%

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-O:	Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

December 31, 2004

Tenant	Tenant GLA*	% of Company Owned GLA *	Pro-Rata Annualized Base Rent*	% of Pro-Rata Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Kroger	3,577,584	10.6%	26,826,566	7.88%	60	15
Publix	2,862,241	8.5%	16,547,979	4.86%	61	25
Safeway	2,230,123	6.6%	14,195,833	4.17%	44	17
Albertsons	963,707	2.8%	7,550,659	2.22%	18	3
Blockbuster	389,540	1.2%	6,739,697	1.98%	70	12
H.E.B. Grocery	417,151	1.2%	4,497,612	1.32%	5	1
CVS	334,018	1.0%	3,588,428	1.05%	24	9
Walgreens	255,156	0.8%	3,077,669	0.90%	18	3
Harris Teeter	307,499	0.9%	3,072,112	0.90%	6	1
Whole Foods	115,846	0.3%	2,958,883	0.87%	4	2
Winn Dixie	446,398	1.3%	2,648,643	0.78%	9	4
Washington Mutual Bank	124,647	0.4%	2,564,454	0.75%	35	9
Kohl’s Department Store	177,374	0.5%	2,372,487	0.70%	2	0
Hallmark	196,486	0.6%	2,314,766	0.68%	44	13
Stater Brothers	185,605	0.5%	1,961,645	0.58%	4	0
The UPS Store	123,350	0.4%	1,957,382	0.57%	88	28
Shoppers Food Warehouse/Supervalue	249,809	0.7%	1,946,736	0.57%	4	2
Starbucks	86,756	0.3%	1,933,276	0.57%	57	13
K-Mart/ Sears	541,855	1.6%	1,900,209	0.56%	5	2
T.J. Maxx / Marshalls	272,263	0.8%	1,867,017	0.55%	10	2
Circuit City	117,077	0.3%	1,857,317	0.55%	4	0
Hollywood Video	134,241	0.4%	1,847,298	0.54%	21	9
Petco	157,362	0.5%	1,830,663	0.54%	12	4
Staples	149,006	0.4%	1,800,535	0.53%	7	2
Subway	91,486	0.3%	1,770,570	0.52%	72	18
Michaels	203,934	0.6%	1,747,353	0.51%	8	2
Great Clips	95,318	0.3%	1,734,372	0.51%	75	17

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer-owned fuel pads on ground leases	Pro-Rata Annualized Base Rent
Albertsons	49,999
Safeway	133,624
Kroger	36,400

GLA owned & occupied by the anchor not included above:
Albertsons	376,379
Safeway	371,017
Kroger	191,748

939,144

# of Tenant-Owned Stores	Total # of Stores (including Tenant- Owned)
6	24
7	51
3	63

*	GLA includes 100% of the GLA in unconsolidated joint ventures. Pro-Rata Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of December 31, 2004, a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

Lease Expiration Year	Expiring GLA	Percent of Total Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Minimum Rent **	In-Place Minimum Rent Under Expiring Leases—at 100%	Expiring A.B.R at 100%
(1)	365,535	1.2%	4,493,075	1.4%	5,711,444	15.62
2005	2,001,378	6.7%	26,773,606	8.2%	32,636,423	16.31
2006	2,952,893	9.9%	38,045,139	11.7%	45,736,857	15.49
2007	3,317,419	11.1%	41,070,841	12.7%	52,236,239	15.75
2008	2,981,174	10.0%	37,237,989	11.5%	45,452,914	15.25
2009	2,761,571	9.3%	40,505,308	12.5%	48,073,609	17.41
2010	1,468,458	4.9%	14,424,334	4.4%	18,135,242	12.35
2011	1,012,542	3.4%	11,519,474	3.5%	14,563,386	14.38
2012	1,374,886	4.6%	13,237,755	4.1%	19,421,721	14.13
2013	894,291	3.0%	10,046,038	3.1%	13,809,936	15.44
2014	1,235,068	4.1%	11,197,764	3.4%	15,502,367	12.55

10 Year Total	20,365,215	68.2%	248,551,322	76.6%	311,280,138

Thereafter	9,480,448	31.8%	76,022,136	23.4%	102,653,933	10.83

	29,845,663	100.0%	324,573,459	100.0%	413,934,071	13.87

(1)	Leases currently under month to month lease or in process of renewal
*	Expiring GLA includes 100% of the GLA in unconsolidated joint ventures but does not include GLA of ground leases. Pro-Rata In-Place Minimum Rent Under Expiring Leases includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.
**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE

December 31, 2004

($000s except per share numbers)	Annual			Quarterly
	2003A	2004A	2005E	1Q04A	2Q04A	3Q04A	4Q04A	1Q05E
FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)			$3.40 - $3.49					$0.85 - $0.90
Impairment charges
Preferred unit redemption charges			$(0.02)
FFO / Share (for actuals please see related press release)			$3.38 - $3.47					$0.85 - $0.90

Operating Portfolio
Occupancy	95.4%	96.1%	95.0%	95.4%	95.3%	95.5%	96.1%
Same store growth	2.7%	2.75%	2.0% - 2.5%	2.3%	2.3%	2.6%	3.8%
Rental growth	9.5%	10.1%	5% - 8%	12.1%	5.8%	10.0%	12.9%
Recovery rate	80.0%	78.5%	78% - 80%	78.1%	79.1%	80.6%	76.8%
Percentage rent	$4,597	$4,091	$2,500 - $3,500	$459	$339	$733	$2,560

Investment Activity
Acquisitions - 100% REG owned	$75,427	$99,347	$0	$0	$40,847	$0	$58,500
Acquisition cap rate	8.3%	7.7%			7.8%		7.6%

JV Acquisitions (gross $)	$271,945	$719,455	$300,000	$0	$17,272	$145,324	$556,859
JV Acquisition cap rate	8.2%	7.35%	6.25% - 7.25%		8.25%	8.1%	7.1%
REG% Ownership	24%	25%	25%		25%	21%	26%

Dispositions - op. properties (REG pro-rata share)	$157,971	$147,243	$100,000 - $150,000	$43,946	$12,954	$14,375	$75,968
Dispositions cap rate	8.8%	8.4%	8.8%	9.7%	8.25%	7.4%	7.9%

Development starts	$300,300	$269,622	$300,000 - $350,000	$4,868	$22,480	$20,740	$221,534
Development stabilizations - net	$194,220	$240,203	$250,000 - $275,000	$97,479	$30,567	$67,528	$44,629
development costs
NOI yield on net dev. Costs	10.4%	10.5%	10% - 10.5%	10.3%	10.9%	10.5%	10.7%
Development stabilizations - total	$212,800	$264,247	$275,000 - $300,000	$104,376	$32,159	$77,018	$50,694
costs after out parcel allocation
NOI yield on total costs after	9.5%	9.6%	9.5% - 10%	9.7%	10.3%	9.2%	9.4%
out parcel allocation
Transaction profits net of taxes	$35,701	$36,391	$36,000 - $42,000	$3,502	$5,614	$11,707	$15,568
Third party fees and commissions	$6,419	$10,663	$10,500 - $12,500	$1,610	$1,766	$1,917	$5,370

Financing Assumptions
Projected development funding (in process properties only)
Debt / total assets before depreciation	42.9%	41.7%	<43%	43.8%	43.5%	42.1%	41.7%
Unsecured/secured debt offerings		$150,000	$150,000	$150,000
— interest rate		4.95%	6.75%	4.95%
— interest rate after hedge settlement		5.47%		5.47%
Capitalized interest/gross interest	13.4%	11.9%	12% - 14%	13.6%	14.1%	10.4%	9.5%
Capitalized interest	$13,106	$11,227		$3,323	$3,180	$2,399	$2,325

Net Asset Valuation Guidance							4Q04A
Expansion land and out parcels available
— estimated market value							$29,641
NOI from CIP properties							$3,618
NOI from leases signed but not yet rent-paying in stabilized developments							$1,041
Straight-line rent receivable							$23,483

In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the markets in which Regency operates, management’s beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining government approvals and meeting development schedules. During the quarter, Regency’s corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME

All numbers are per share except weighted average shares

	Three Months Ended March 31, 2005		Full Year 2005
Funds From Operations Guidance:

Net income for common stockholders	$0.50	$0.55	$2.12	$2.21
Add (Less):
Depreciation expense and Amortization	$0.35	$0.35	$1.37	$1.37
Loss (gain) on sale of operating properties	$0.00	$0.00	$(0.12)	$(0.12)

Funds from Operations	$0.85	$0.90	$3.38	$3.47

Weighted Average Shares (000’s)	64,855		65,007

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.